                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SYNTROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Notes:

                           [SYNTROLEUM LETTERHEAD]


May 12, 1999

To Our Stockholders:

   You are cordially invited to attend the 1999 annual meeting of stockholders of Syntroleum Corporation. On the following pages you will find a proxy statement that provides detailed information concerning the annual meeting and the following matters to be acted upon at the meeting:

   .the election of two directors to serve three year terms;

   .a proposal to change Syntroleum's state of incorporation from Kansas to Delaware; and

  . a proposal to ratify the appointment of Arthur Andersen LLP as our independent public accountants for the year ending December 31, 1999.

   The record date for the annual meeting is May 11, 1999. The date, time and place of the annual meeting are:
                                 June 17, 1999
                             10:00 a.m. local time
                  International Center at International Plaza
                               1350 South Boulder
                                Tulsa, Oklahoma

   A copy of our 1998 annual report to stockholders is enclosed.

   I hope you will be able to attend the annual meeting in person. Whether or not you plan to be at the annual meeting, please be sure to date, sign and return the proxy card in the enclosed envelope as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. Your vote is important regardless of the number of shares you own.

                                          Sincerely,
                                          /s/ KENNETH L. AGEE
                                          Kenneth L. Agee
                                          Chief Executive Officer
                                          and Chairman of the Board


   Syntroleum Corporation . 1350 South Boulder . Suite 1100 . Tulsa, Oklahoma
                                 74119-3295 USA
                      (918) 592-7900 . FAX (918) 592-7979

                             SYNTROLEUM CORPORATION
                               1350 South Boulder
                                   Suite 1100
                           Tulsa, Oklahoma 74119-3295

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 17, 1999

To the Stockholders:

   The 1999 annual meeting of stockholders of Syntroleum Corporation, a Kansas corporation ("Syntroleum"), will be held at the International Center at International Plaza, 1350 South Boulder, Tulsa, Oklahoma, on Thursday, June 17, 1999, at 10:00 a.m. local time. At the annual meeting, the following will be voted upon:

  (1) A proposal to reelect the two Class C directors as members of the board of directors of Syntroleum to serve until the 2002 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);

  (2) A proposal to change Syntroleum's state of incorporation from Kansas to Delaware by merging Syntroleum with and into a newly formed, wholly owned, Delaware subsidiary (Proposal 2);

  (3) A proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of Syntroleum for the year ending December 31, 1999 (Proposal 3); and

  (4) Such other business as may properly come before the meeting or any adjournment of the meeting.

   These matters are described more fully in the accompanying proxy statement. A copy of the agreement and plan of merger relating to Syntroleum's reincorporation as a Delaware corporation is attached to the proxy statement as Appendix A, and the certificate of incorporation and bylaws of the Delaware corporation are attached as Appendices B and C.

   Only stockholders of record at the close of business on May 11, 1999 are entitled to notice of and to vote at the annual meeting.

   Your vote is important--as is the vote of every stockholder--and the board of directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting. It is important that your shares be represented at the meeting by your signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person.

   You may revoke your proxy at any time by following the procedures set forth in the accompanying proxy statement.

   YOU WILL NOT BE REQUIRED TO EXCHANGE YOUR STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION. AFTER THE REINCORPORATION, YOUR CERTIFICATES WILL REPRESENT SHARES OF THE DELAWARE CORPORATION.

                                          By Order of the Board of Directors,
                                          /s/ ERIC GRIMSHAW
                                          Eric Grimshaw
                                          Secretary

May 12, 1999

                             SYNTROLEUM CORPORATION

                               ----------------

                                PROXY STATEMENT

                               ----------------

   This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Syntroleum Corporation, a Kansas corporation ("Syntroleum" or the "Company"), for use at Syntroleum's 1999 annual meeting of stockholders to be held at the time and place set forth in the accompanying notice. This proxy statement and accompanying proxies are initially being mailed to stockholders of Syntroleum on or about May 14, 1999.

                              GENERAL INFORMATION

Voting

   Only stockholders of record at the close of business on May 11, 1999 will be entitled to notice of, and to vote at, the annual meeting. As of such date, 26,900,052 shares of common stock were outstanding. Each outstanding share entitles the holder to one vote on each matter submitted to a vote of stockholders at the meeting. No other voting class of stock is outstanding. Cumulative voting is not allowed in the election of directors.

   Stockholders may vote in person or by proxy at the annual meeting. All properly executed proxies received prior to the commencement of voting at the annual meeting will be voted in accordance with the specification made thereon. Proxies submitted without specification will be voted (except to the extent that authority to vote has been withheld) (1) FOR Proposal 1 to elect the nominees for director proposed by the board of directors, (2) FOR Proposal 2 to approve Syntroleum's reincorporation as a Delaware corporation, and (3) FOR Proposal 3 to ratify the appointment of Arthur Andersen LLP as independent public accountants of Syntroleum for the year ending December 31, 1999. In connection with any other business that may properly come before the meeting, proxies will be voted in the discretion of the persons named in the proxy, except that proxies voted against the proposal to reelect each of the two nominees as directors or against the proposal to approve the reincorporation as a Delaware corporation will not be voted in favor of any adjournment of the annual meeting for the purpose of soliciting additional proxies. The persons named as proxies were designated by the board of directors and are officers of Syntroleum.

Quorum

   The holders of a majority of the shares entitled to vote at the annual meeting, represented in person or by proxy, constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker "non-votes" will be counted as present for purposes of determining whether there is a quorum at the annual meeting. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the annual meeting but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's "non-routine" nature.

Matters to be Voted Upon

   At the annual meeting, the following matters will be voted upon:

  (1) A proposal to reelect two Class C directors as members of the board of directors of Syntroleum to serve until the 2002 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);

  (2) A proposal to change Syntroleum's state of incorporation from Kansas to Delaware by merging Syntroleum with and into a newly formed, wholly owned, Delaware subsidiary (Proposal 2);

  (3) A proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of Syntroleum for the year ending December 31, 1999 (Proposal 3); and

  (4) Such other business as may properly come before the meeting or any adjournment of the meeting.

   Syntroleum knows of no other matters that are likely to be brought before the annual meeting.

Votes Required

   Proposal 1 -- Election of Directors. In accordance with Syntroleum's bylaws, the directors will be elected by a plurality of the votes cast at the annual meeting. Accordingly, abstentions and broker "non-votes" marked on proxy cards will not be included in the tabulation of the votes cast.

   Proposal 2 -- Reincorporation as a Delaware Corporation. Under the Kansas General Corporation Code, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the matter is required for the approval of the reincorporation of Syntroleum as a Delaware corporation. Accordingly, abstentions and broker "non-votes" marked on proxy cards will have the effect of a vote against this proposal. The failure of a stockholder to return a proxy card will also have the effect of a vote against this proposal.

   Proposal 3 -- Ratification of Appointment of Independent Public Accountants. In accordance with Syntroleum's bylaws, the approval of the proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of Syntroleum for the year ending December 31, 1999 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against this proposal. Broker "non-votes" will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Revoking a Proxy

   Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by (1) duly executing and delivering to the corporate secretary of Syntroleum a proxy bearing a later date, (2) filing with the corporate secretary of Syntroleum a written notice of revocation or (3) voting in person at the meeting. The mailing address of the executive offices of Syntroleum is 1350 South Boulder, Suite 1100, Tulsa, Oklahoma 74119-3295. A stockholder's presence without voting at the annual meeting will not automatically revoke a previously delivered proxy, and any revocation during the meeting will not affect votes previously taken.

Solicitation

   Solicitation of proxies will be primarily by mail. In addition to solicitation by mail, officers, directors and employees of Syntroleum may solicit proxies in person or by telephone and facsimile transmission, for which such persons will receive no additional compensation. Syntroleum will pay all costs of soliciting proxies. Syntroleum will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners of Syntroleum's common stock. Syntroleum may engage third parties to assist in the solicitation of proxies, and in that event would incur additional costs.

                       PROPOSAL 1--ELECTION OF DIRECTORS

   Syntroleum's articles of incorporation divide the board of directors into three classes, with each class serving three year terms. The members of each class serve until the annual meeting of stockholders in the third year following their election, with one class being elected each year.

   The persons named in the accompanying proxy intend to vote such proxy in favor of the election of the nominees named below, who are currently directors of Syntroleum, unless authority to vote for the director is withheld in the proxy. Although the board of directors has no reason to believe that the nominees will be unable to serve as directors, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the board of directors, unless contrary instructions are given in the proxy.

Nominees--Class C Directors

   Set forth below is certain information with respect to each nominee for election as a director of Syntroleum. Each nominee has served as a director of Syntroleum since August 7, 1998, the closing date of the merger (the "Merger") of Syntroleum Corporation, an Oklahoma corporation ("Old Syntroleum"), with and into the Company, which, prior to the Merger, was named SLH Corporation. Each nominee also served as a director of Old Syntroleum prior to the Merger.

                        Name and Business Experience                         Age
                        ----------------------------                         ---

Alvin R. Albe, Jr............................................................ 45

Mr. Albe became a director of Old Syntroleum in December 1988. Mr. Albe is currently Executive Vice President of the TCW Group, Inc., a capital management firm. Prior to joining TCW in 1991, Mr. Albe was President of Oakmont Corporation, a privately held corporation which administers and manages assets for several families and individuals. Mr. Albe was associated with Oakmont Corporation from 1982 to 1991. Before that time, he was Manager of Accounting at McMoRan Oil and Gas Co., and a Certified Public Accountant with Arthur Andersen & Co. in New Orleans. Mr. Albe graduated from the University of New Orleans with a B.S. in Accounting.

J. Edward Sheridan........................................................... 64

Mr. Sheridan became a director of Old Syntroleum in November 1995. In 1985, Mr. Sheridan founded and since that time has served as President of Sheridan Management Corporation, a company whose purpose is to provide support services to businesses in industries with global markets for their products and services. From 1973 to 1975, he was Chief Financial Officer at Fairchild Industries and from 1975 to 1985, he was Chief Financial Officer at AMT, Inc. Mr. Sheridan is also a director of Bitwise Design, Inc. Mr. Sheridan holds an M.B.A. from Harvard University with an emphasis on Finance and International Operations and a B.A. from Dartmouth College.

Continuing Directors

   Set forth below is comparable information for those directors whose terms will expire in 2000 and 2001. Unless otherwise noted, each of such directors has served as a director of Syntroleum since August 7, 1998, the closing date of the Merger, and served as a director of Old Syntroleum prior to the Merger.

2000--Class A Directors:

                        Name and Business Experience                         Age
                        ----------------------------                         ---

Mark A. Agee................................................................. 46

Mr. Agee is the President and Chief Operating Officer of Syntroleum. Mr. Agee became a director of Old Syntroleum in 1985. Mr. Agee joined Old Syntroleum in January 1994 and became President and Chief Operating Officer of Old Syntroleum in February 1996. From 1989 to May 1993, he served as President, Chief Executive Officer and director of Convergent Communications, a company which he founded in 1989 and sold in 1993. From 1981 to 1989, he served as President, Chief Executive Officer and a director of XETA Corp., a computer company which he founded in 1981 and which became public in 1987. He holds a Bachelor's degree in Chemical Engineering from the University of Tulsa and is a licensed Professional Engineer in the State of Oklahoma.

Frank M. Bumstead............................................................ 57

Mr. Bumstead became a director of Old Syntroleum in May 1993. He has served as the President of Flood, Bumstead, McCready & McCarthy, Inc., a financial and business management firm, since 1990. Mr. Bumstead has served as Vice Chairman of the Board of Response Oncology, Inc., a health care services firm, since 1986. He has served as a director of First Union National Bank of Tennessee since 1996. Mr. Bumstead has also served as a director of American Retirement Corp. and as a director of Imprint Records, Inc. since 1995 and as a director of TBA Entertainment, Inc. since 1994.

Robert Rosene, Jr............................................................ 45

Mr. Rosene became a director of Old Syntroleum in March 1985. Mr. Rosene is President of Seminole Energy Services, L.L.C., a natural gas consulting and marketing company. From 1984 to August 1998, he was Vice President of Boyd Rosene and Associates, Inc., a natural gas consulting and marketing firm which he co-founded. From 1976 to 1984, he was employed with Transok Pipeline Company, where he served in various positions, including Manager of Rates and Contract Administration and Director of Gas Acquisitions. In 1987, Mr. Rosene co-founded MBR Resources, an oil and gas production company with operations in Arkansas, New Mexico, Oklahoma and Texas. Mr. Rosene holds a B.A. in Accounting from Oklahoma Baptist University.

2001--Class B Directors:

                        Name and Business Experience                         Age
                        ----------------------------                         ---

Kenneth L. Agee.............................................................. 42

Mr. Agee is the Chief Executive Officer and Chairman of the Board of Syntroleum. Mr. Agee was the founder of Old Syntroleum and became Chief Executive Officer of Old Syntroleum in February 1996 and Chairman of the Board of Old Syntroleum in November 1995. Prior thereto, he served as Old Syntroleum's President and as a director of Old Syntroleum. He is a graduate of Oklahoma State University and is a licensed Professional Engineer in the State of Oklahoma. In addition, he has over 15 years of experience in the oil and gas industry and is listed as Inventor on several United States and foreign patents and several pending patent applications, all of which have been assigned to Syntroleum.

                        Name and Business Experience                         Age
                        ----------------------------                         ---

P. Anthony Jacobs............................................................ 57

Mr. Jacobs has served as a director of the Company since December 1996. Mr. Jacobs also served as the Chairman of the Board of the Company from December 1996 through the closing date of the Merger. Prior to the Merger, he also served as a director of Old Syntroleum, a position he held since 1995. Mr. Jacobs serves as President and Chief Executive Officer of Lab Holdings, Inc., a company principally engaged in the laboratory testing business, a position he has held since September 1997. From 1990 to 1993, he served as Executive Vice President and Chief Operating Officer of Lab Holdings and from May 1993 to September 1997, he served as President and Chief Operating Officer of Lab Holdings. Mr. Jacobs serves on the board of directors for Lab Holdings as well as the board of directors for Trenwick Group, Inc. and Response Oncology, Inc. Mr. Jacobs holds an M.B.A. from the University of Kansas and also is a Chartered Financial Analyst.

James R. Seward.............................................................. 46

Mr. Seward has served as a director of the Company since December 1996. Mr. Seward also served as the President and Chief Executive Officer of the Company from February 1997 through the closing date of the Merger. Prior to the Merger, he also served as a director of Old Syntroleum, a position he held since 1988. From 1990 to September 1997, Mr. Seward served as Chief Financial Officer and a director of Lab Holdings, and from 1990 to May 1993 also served as Senior Vice President and from May 1993 to September 1997 served as Executive Vice President of Lab Holdings. He also serves as a director of Response Oncology, Inc., LabOne, Inc. and Concorde Career Colleges. Mr. Seward holds an M.B.A. in Finance and a M.P.A. from the University of Kansas and is also a Chartered Financial Analyst.

   There are no family relationships, of first cousin or closer, among any of the directors and executive officers of Syntroleum, by blood, marriage or adoption, except that Mr. Kenneth L. Agee and Mr. Mark A. Agee are brothers.

Board Compensation

   During 1998, the board of directors held a total of five meetings. Each member of the board of directors attended all of the board meetings and meetings of any committee on which he served.

   Syntroleum does not pay its outside directors a cash retainer. All directors are reimbursed for their travel and other expenses involved in attendance at board and committee meetings. Directors who are employees of Syntroleum are not paid any fees or additional remuneration for services as members of the board of directors or any committee.

   Nonemployee directors are participants in Syntroleum's Stock Option Plan for Outside Directors. Under this plan, each nonemployee director of Syntroleum is granted on January 1 of each year an option to purchase the number of shares of common stock determined by dividing $18,000 by the fair market value of the common stock on that date. The exercise price per share of each option equals the fair market value of a share of common stock on the date the option was granted.

   Following the merger with SLH Corporation, Syntroleum engaged Seward & Company, L.L.C. as a management consultant to Syntroleum. During 1998, Seward & Company, L.L.C. received approximately $13,333 in connection with consulting services rendered to Syntroleum. James R. Seward is the sole member of Seward & Company, L.L.C.

Board Committees

   The board of directors has two standing committees: the audit committee and the nominating and compensation committee.

 Audit Committee

   The audit committee is comprised of Messrs. Albe, Bumstead, Jacobs, Rosene, Seward and Sheridan. The committee did not meet during 1998. The committee recommends to the board of directors independent public accountants as auditors and reviews, to the extent it deems appropriate, the scope, plan and findings of the annual audit and internal audits, recommendations of the independent public accountants, the adequacy of internal accounting controls and audit procedures, Syntroleum's audited financial statements, non-audit services performed by the independent public accountants and fees paid to the independent public accountants for audit and non-audit services.

 Nominating and Compensation Committee

   The nominating and compensation committee is comprised of Messrs. Albe, Jacobs, Rosene and Seward. The committee met once during fiscal year 1998 and took action by unanimous written consent on two occasions. The committee establishes and reports to the full board with respect to compensation plans under which officers and directors are eligible to participate, as well as the salary for the chief executive officer and other executive officers. The committee administers Syntroleum's 1993 Stock Option and Incentive Plan and 1997 Stock Incentive Plan, and reviews on a regular basis Syntroleum's compensation program. The committee also recommends to the board of directors policies concerning director compensation.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth the number of shares of Syntroleum's common stock beneficially owned as of March 31, 1999, by (1) each director and nominee for director, (2) each of the executive officers named in the Summary Compensation Table under the caption "Executive Compensation" in this proxy statement, (3) all directors and executive officers as a group and (4) all persons known by Syntroleum to be the beneficial owners of at least 5% of the outstanding common stock.

                                                                    Percentage
                       Name(1)(2)                          Shares    of Class
                       ----------                         --------- ----------
Kenneth L. Agee(3)....................................... 4,925,188    18.3%
Mark A. Agee(4).......................................... 1,451,754     5.4%
Steven K. Fitzwater......................................   143,495       *
Eric Grimshaw............................................    40,847       *
Randall M. Thompson......................................   116,328       *
Larry Weick(5)...........................................   302,278     1.1%
Alvin R. Albe, Jr........................................   118,237       *
Frank M. Bumstead........................................    75,365       *
P. Anthony Jacobs(6).....................................   427,316     1.6%
Robert Rosene, Jr.(7)....................................   175,418       *
James R. Seward(8).......................................   432,202     1.6%
J. Edward Sheridan.......................................    29,863       *
All directors and executive officers as a group (16
 persons)................................................ 8,406,300    30.6%
Robert A. Day(9)......................................... 3,239,261    12.0%
William D. Grant(10)..................................... 1,615,807     6.0%

--------
 * Represents ownership of less than 1%.
(1) Except as otherwise noted and subject to applicable community property laws, each stockholder has sole voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Syntroleum Corporation, 1350 South Boulder, Suite 1100, Tulsa, Oklahoma 74119-3295.

(2) Shares of common stock subject to options that are exercisable within 60 days of the date of this Proxy Statement are deemed outstanding for purposes of computing the percentage ownership of such person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Accordingly, the following shares of common stock subject to stock options are included in the table: Kenneth L. Agee--10,749; Mark
     A. Agee--8,600; Steven K. Fitzwater--60,750; Eric Grimshaw--40,847; Randall
     M. Thompson--55,896; Larry Weick--34,398; Alvin R. Albe, Jr.--28,685; Frank
     J. Bumstead--28,685; P. Anthony Jacobs--126,185; Robert Rosene, Jr.-- 28,685; James R. Seward--126,185; J. Edward Sheridan--28,685; and all directors and executive officers as a group--569,198.
(3) Includes 58,044 shares of common stock owned by Mr. Kenneth L. Agee's children and excludes 16,500 shares of common stock owned by the Kenneth L. Agee and Cindy A. Agee Charitable Remainder Unitrust of which Kenneth L. Agee, his spouse, his children and a religious organization are beneficiaries, as to which Mr. Kenneth L. Agee disclaims beneficial ownership.
(4) Includes 58,144 shares of common stock owned by Mr. Mark A. Agee's children, as to which Mr. Mark A. Agee disclaims beneficial ownership.
(5) Includes 4,200 shares of common stock held by Mr. Weick as custodian for his daughter, as to which he disclaims beneficial ownership.
(6) Includes 1,500 shares of common stock held by Mr. Jacobs' wife, as to which he disclaims beneficial ownership.
(7) Includes 4,641 shares of common stock owned by trusts the beneficiaries of which are Mr. Rosene's children, as to which Mr. Rosene disclaims beneficial ownership.
(8) Includes 2,250 shares of common stock held in a family trust for which Mr. Seward serves as a co-trustee with his mother (and in that capacity shares voting and investment powers).
(9) Based on the Schedule 13D filed by Mr. Robert A. Day on August 17, 1998. The business address of Mr. Day is Trust Company of the West, 865 South Figueroa, Suite 1800, Los Angeles, California 90017.
(10) Based on the Amendment No. 1 to Schedule 13G filed by Mr. William D. Grant on February 11, 1999. The business address of Mr. Grant is One Ward Parkway, Suite 130, Kansas City, Missouri 64112.

                             EXECUTIVE COMPENSATION

   The following tables show the compensation for the chief executive officer and each of the other four most highly compensated executive officers of Syntroleum serving as such on December 31, 1998. These tables also show the compensation for the former chief executive officer of Syntroleum and the two most highly compensated former executive officers of Syntroleum that served in 1998.

                           Summary Compensation Table

                                     Annual        Long Term
                                Compensation(1)   Compensation
                               ------------------ ------------
                                                   Securities
   Name and Principal                              Underlying      All Other
        Position          Year Salary($) Bonus($)  Options(2)  Compensation($)(3)
   ------------------     ---- --------- -------- ------------ ------------------
Kenneth L. Agee(4)......  1998  225,000       --     32,247          1,258
 Chairman of the Board
  and Chief Executive     1997  140,092   50,000         --             --
 Officer
James R. Seward(5) (6)..  1998  163,116   75,000        953            366
 Director, former
  President and Chief
  Executive               1997   64,647  450,000    391,934            854
 Officer
Mark A. Agee(4).........  1998  200,000       --     25,798          1,506
 Director, President and
  Chief Operating
  Officer                 1997  128,333   50,000         --             --
Randall M. Thompson(4)..  1998  170,008   50,000     32,247            100
 Vice President and
  Chief Financial
  Officer                 1997  114,583       --     98,677             --
Larry J. Weick(4).......  1998  170,000       --     25,798            100
 Vice President of
  Licensing and Business  1997  123,162   50,000     25,798             --
 Development
Eric Grimshaw(4)........  1998  140,005   25,000     19,348            100
 Vice President and
  General Counsel         1997   60,000       --     45,146             --
P. Anthony Jacobs(5)
 (7)....................  1998  163,097       --        953            980
 Director and Former
  Chairman of the Board   1997  111,204       --    391,934            980
Steven K. Fitzwater(5)
 (8)....................  1998  130,479   30,000          0          1,302
 Former Vice President,
  Chief Financial
  officer,                1997   50,129       --    243,000          1,302
 Chief Accounting
  Officer, Secretary and
 Treasurer

--------
(1) The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits which are not shown because the aggregate amount of such compensation, if any, for the named executive officers during the fiscal year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.
(2) The options reflect adjustments made for the 1997 and 1998 stock splits and the merger with SLH Corporation in 1998.
(3) Reflects auto allowances.
(4) Information with respect to Messrs. Kenneth L. Agee, Mark A. Agee, Thompson, Weick and Grimshaw includes compensation received while such persons were employees of Old Syntroleum prior to the Merger.
(5) From March 3, 1997 (the date that the Company's common stock first became publicly traded pursuant to a transaction commonly referred to as a "spin-off" by Lab Holdings) until June 1, 1997, the base salaries of James R. Seward, P. Anthony Jacobs and Steven K. Fitzwater were paid by Lab Holdings pursuant to the Interim Services Agreement between Syntroleum and Lab Holdings. On June 1, 1997, the arrangement was terminated, and Syntroleum began paying base salary compensation to Messrs. Seward and Jacobs at the rate of $75,000 per annum and to Mr. Fitzwater at the rate of $60,000 per annum as contemplated by employment agreements between Syntroleum and each such executive. The table reflects amounts paid to Messrs. Seward, Jacobs and Fitzwater by Lab Holdings during 1997 less the share of such compensation that is properly allocable to Lab Holdings plus all amounts paid to such executives by Syntroleum.

(6) Mr. Seward served as the President and Chief Executive Officer of the Company from December 1996 through the closing of the Merger in August 1998.

(7) Mr. P. Anthony Jacobs served as the Chairman of the Board of the Company from December 1996 through the closing of the Merger in August 1998.

(8) Mr. Steven K. Fitzwater served as the Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer of the Company from December 1996 through the closing of the Merger in August 1998.

   The following table provides information concerning grants of stock options made to the named executive officers during 1998.

                     Option/SAR Grants in Last Fiscal Year

                                       Individual Grants
                         ---------------------------------------------
                                                                          Potential
                                                                         Realizable
                                                                          Value at
                                                                       Assumed Annual
                                                                       Rates of Stock
                                    % of Total                              Price
                         Number of   Options                            Appreciation
                         Securities Granted to                           for Option
                         Underlying Employees  Exercise or                 Term(2)
                          Options   in Fiscal   Base Price  Expiration ---------------
          Name            Granted      Year    ($/Share)(1)    Date     5%($)  10%($)
          ----           ---------- ---------- ------------ ----------  -----  -------
Kenneth L. Agee.........   32,247      6.82       20.28      2/09/08   314,628 888,360
James R. Seward.........      953       .20       18.87      1/02/08    11,309  28,660
Mark A. Agee............   25,798      5.46       18.44      2/09/08   299,174 758,167
Eric Grimshaw...........   19,348      4.09       18.44      2/09/08   224,375 568,610
Randall M. Thompson.....   32,247      6.82       18.44      2/09/08   373,962 947,694
Larry J. Weick..........   25,798      5.46       18.44      2/09/08   299,174 758,167
P. Anthony Jacobs.......      953       .20       18.87      1/02/08    11,309  28,660
Steven W. Fitzwater.....       --        --          --           --        --      --

--------
(1) The exercise price of the options granted is equal to the market value of the common stock on the date of grant, except in the case of Kenneth L. Agee where the exercise price of the options granted to Mr. Agee is equal to 110% of the market value of the common stock on the date of the grant.
(2) Potential realizable value of each grant assumes that the market prices of the underlying security appreciates at annualized rates of 5% and 10% over the term of the award. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

   The following table provides information concerning each stock option exercised during 1998 by each of the named executive officers and the value of unexercised options held by such officers at the end of 1998.

                Aggregated Option Exercises in Last Fiscal Year
                            and FY-end Option Values

                                                 Number of Securities
                                                Underlying Unexercised   Value of Unexercised In-
                                                Options at Fiscal Year-    the-Money Options at
                           Shares      Value              End             Fiscal Year-End ($)(2)
                         Acquired on Realized  ------------------------- -------------------------
          Name           Exercise(#)  ($)(1)   Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- --------- ----------- ------------- ----------- -------------
Kenneth L. Agee.........       --           --       --        32,247           --           --
James R. Seward(3)......   97,500    2,857,559   27,732       195,953      149,576      584,278
Mark A. Agee............       --           --       --        25,798           --           --
Eric Grimshaw...........       --           --   23,648        40,846           --           --
Randall M. Thompson.....       --           --   25,798        77,393       11,299       19,773
Larry J. Weick..........       --           --   25,798        25,798       11,299           --
P. Anthony Jacobs.......   97,500    2,857,559   27,732       195,953      149,576      584,278
Steven K. Fitzwater.....   60,750    1,780,479       --       121,500           --      364,050

--------
(1) Value realized is calculated based on the difference between the option exercise price and the closing market price of the common stock on the date of exercise, multiplied by the number of shares underlying the options.
(2) Based on the closing price of the common stock of $6.188 on December 31, 1998, the last trading day of 1998.

Board Compensation Committee Report on Executive Compensation

   Syntroleum's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns by achieving Syntroleum's short- and long-term strategic goals. The compensation programs are designed to link each executive's compensation directly to individual and company performance.

   There are three basic components to Syntroleum's compensation system:

     .base pay

     .cash bonuses

     .long-term equity-based incentive compensation

Syntroleum addresses each of these components within the context of individual and company performance and competitive conditions. In determining competitive compensation levels, Syntroleum analyzes data that includes information regarding other companies engaged in the development of new technologies, including energy companies engaged in technology development. Some, but not all of these companies, are engaged in the development of gas-to-liquids technologies. In determining executive compensation, the compensation committee does not compare Syntroleum's financial and operating performance with that of the companies and indices shown in the Performance Graph.

   In connection with the Merger, Old Syntroleum's executive officers replaced SLH's executive officers and six of the eight SLH directors were replaced by Old Syntroleum directors. The current members of the compensation committee were appointed following the Merger and were members of the compensation committee of Old Syntroleum prior to the Merger. As a result, each member of the compensation committee was involved in determining the compensation for the individuals who became executive officers in connection with the Merger. No significant change in compensation for executive officers occurred as a result of the Merger. However, in early 1998, Old Syntroleum restructured the compensation arrangements with Syntroleum's executive officers by adjusting their base salaries as follows: Kenneth L. Agee ($225,000),

Mark A. Agee ($200,000), Charles A. Bayens ($140,000), Eric Grimshaw ($140,000), Peter V. Snyder, Jr. ($150,000), Randall M. Thompson ($170,000) and
Larry J. Weick ($170,000). The base salary levels were reflected in the employment agreements for each of the executive officers assumed by Syntroleum in connection with the Merger.

   The compensation committee determines bonuses and stock option awards and changes in remuneration to Syntroleum's executive officers. Bonuses and grants or awards of stock options are individually determined and administered by the compensation committee. The compensation committee takes into account Syntroleum's financial position, including the need to conserve cash resources in order to satisfy anticipated capital and operating expenses, in determining executive compensation and places more emphasis on stock-based compensation as a result. The chief executive and chief operating officers work with the compensation committee in the design of the plans and make recommendations to the compensation committee regarding the salaries and bonuses of executive officers that report directly to them as well as the salaries and bonuses and the award of options to other employees.

 Base Pay

   Base pay is designed to be competitive with salary levels for comparable executive positions at other companies engaged in the development of new technologies. The compensation committee reviews such comparable salary information as one factor to be considered in determining the base pay for Syntroleum's executive officers. The compensation committee also considers other factors, including that officer's responsibilities, experience, leadership, potential future contribution and demonstrated individual performance (measured against strategic business objectives such as achieving commercial application of Syntroleum's gas-to-liquids technology and continued development of improvements to that technology designed to improve performance and reduce capital costs). The compensation committee also considers internal pay equity among the executive officers and employees generally. The types and relative importance of the strategic business objectives and financial objectives vary among Syntroleum's executives depending on their positions and the particular operations and functions for which they are responsible. Syntroleum's philosophy and practice is to place a significant emphasis on the incentive components of compensation. The compensation committee reviews base salaries annually.

 Cash Bonuses

   Syntroleum's cash bonuses are designed to reward executive officers for individual performance and for contributing to the attainment of strategic business objectives and certain financial objectives. The amount each executive officer receives is determined by the compensation committee and depends on the individual's performance and level of responsibility, as well as Syntroleum's financial position. No particular formula is used in determining the amount of the awards. During 1998, cash bonuses were granted to Randall M. Thompson ($50,000), Eric Grimshaw ($25,000) and Steven K. Fitzwater ($30,000), as well as to the former chief executive officer as discussed below.

 Long-Term Equity-Based Compensation

   Long-term equity-based compensation is tied directly to stockholder return. Long-term incentive compensation consists of stock options, which generally vest in one-third increments in each of the three years following the date of the grant, although vesting can be accelerated if deemed appropriate by the compensation committee. The exercise price of stock options granted is generally equal to the fair market value of the common stock on the date of grant. Accordingly, executives receiving stock options are rewarded only if the market price of the common stock appreciates. Stock options are thus designed to align the interests of Syntroleum's executive officers and other employees with those of its stockholders by encouraging executives to enhance the value of Syntroleum and, hence, the price of the common stock and stockholder return.

   In determining whether to grant stock options to executive officers, the compensation committee considers a variety of factors, including that executive's current ownership stake in Syntroleum, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options would encourage the executive to remain with Syntroleum, prior option grants (including the size of previous grants and the number of options held) and the value of the executive's service to Syntroleum. The compensation committee also considers these factors when determining whether to grant stock options to other employees. Options were granted to substantially all executive officers during 1998.

 Compensation of the Current Chief Executive Officer

   The compensation committee designs Mr. Kenneth L. Agee's compensation package using the same components and methodology as apply to other executive officers, taking into account his high level of importance and accountability. In reviewing Mr. Agee's performance in 1998, the compensation committee focused primarily on Syntroleum's attainment of certain strategic goals, including completion of the Merger, progress in the development of certain of Syntroleum's technologies and progress in certain of Syntroleum's commercial projects. The compensation committee, however, also took into account declines in Syntroleum's common stock price during the year. After considering these factors, the compensation committee granted Mr. Agee stock options to purchase 32,247 shares of common stock in 1998, and did not award Mr. Agee a bonus in 1998. In determining the option award, the compensation committee took into account Mr. Agee's position as the founder of Old Syntroleum and a major shareholder in Syntroleum, which provides an effective long-term performance incentive tied directly to stockholder return, as well as the factors described above.

 Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over one million dollars paid to the chief executive officer or to any of the four other most highly compensated executive officers, except for qualified performance-based compensation. Syntroleum had no non-deductible compensation expense for fiscal year 1998. Syntroleum plans to review executive compensation as appropriate and take action as may be necessary to preserve the deductibility of compensation payments to the extent reasonably practical and consistent with Syntroleum's compensation objectives.

                               ----------------

   Determination of executive compensation is an evolving discipline. The compensation committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the compensation committee reserves the right to alter its approach in response to changing conditions.

                             Compensation Committee
                                 Alvin R. Albe, Jr.
                                 P. Anthony Jacobs
                                 Robert Rosene, Jr.
                                 James R. Seward

 Compensation of the Chief Executive Officer Prior to the Merger

   Prior to the Merger, executive compensation was based primarily upon (1) the structure created by Lab Holdings as the organizer and sole shareholder of the Company and (2) the recommendations made to the board of directors by the compensation committee, which then consisted of Lan C. Bentsen, Michael E. Herman and David W. Kemper. The intent of Lab Holdings and the board of directors in developing the initial compensation structure was to have compensation for executive officers (including the former chief executive officer) focus on two elements: (a) base salary and (b) long-term compensation in the nature of nonqualified stock options. It was believed that base compensation should be kept relatively low and that superior performance should be rewarded in relation to the growth in value in each stockholder's investment in the Company. The low base compensation also reflected the fact that the former chief executive officer was not required to devote his full time to the affairs of the Company. Accordingly, no adjustment was made to the former chief executive officer's salary in 1998. Under the Company's performance-based bonus program that was adopted in June 1997 and was in effect prior to the Merger with SLH Corporation, Mr. Seward was granted a cash bonus equal to $75,000 in 1998. The compensation committee used the price of the common stock as a measurement of both performance and reward so that benefits would accrue only in proportion to increases in the value of stockholder interest. The cash bonus program terminated on June 1, 1998. Mr. Seward was not granted stock options during 1998.

Compensation Committee Interlocks and Insider Participation

   Prior to the Merger, the compensation committee consisted of Lan C. Bentsen, Michael E. Herman and David W. Kemper, all of whom were non-employee directors of Syntroleum. Upon consummation of the Merger, the compensation committee consisted of Messrs. Albe, Jacobs, Rosene and Seward, all of whom are non-employee directors of Syntroleum.

   James R. Seward, prior to serving on the compensation committee, was the President and Chief Executive Officer of the Company. P. Anthony Jacobs, prior to serving on the compensation committee, was the Chairman of the Board and a director of the Company. Mr. Jacobs is also the President, Chief Executive Officer and a director of Lab Holdings. In addition, Lan C. Bentsen, who was a member of the compensation committee prior to the Merger, is a director of Lab Holdings. Steven K. Fitzwater, who prior to the Merger was a director of the Company and the Company's Vice President, Chief Accounting and Financial Officer, Treasurer and Secretary, is also a director, Vice President, Chief Accounting and Financial Officer and Secretary of Lab Holdings. W. T. Grant II, who prior to the Merger was a director of the Company, is also the Chairman of the Board, President and Chief Executive Officer of LabOne, Inc., a principal business unit of Lab Holdings.

   As a result of the Merger, James R. Seward received 154,788 shares of common stock and options to purchase 28,685 shares of common stock in exchange for his shares of Old Syntroleum common stock and options and P. Anthony Jacobs received 121,573 shares of common stock and options to purchase 28,685 shares of common stock in exchange for his shares of Old Syntroleum common stock and options. As a result of the Merger, each of Messrs. Seward, Jacobs and Fitzwater terminated their employment with Syntroleum and were each paid an amount equal to their base compensation under their respective employment agreements through March 3, 2000. The base compensation payable under the employment agreements for each of Messrs. Seward, Jacobs and Fitzwater in 1998 was $75,000, $75,000 and $60,000, respectively. In addition, options held by Messrs. Seward (195,000 shares), Jacobs (195,000 shares), Fitzwater (121,500 shares) and Kemper (48,600 shares) were adjusted so that the Merger did not cause the options to be immediately exercisable and the options will generally be exercisable until the earlier of one year after death of the optionee or August 7, 2003, except that options held by each of Messrs. Seward and Jacobs will remain exercisable until the earlier of August 7, 2003 or 90 days after he ceases to be a director of Syntroleum, provided that in no event will such options be exercisable after March 3, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires Syntroleum's directors and executive officers to file with the SEC and the NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of common stock. Based solely on a review of the copies of such reports furnished to Syntroleum and representations that no other reports were required, Syntroleum believes that all its directors and executive officers during the fiscal year ended December 31, 1998 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act except that Alvin R. Albe, Jr. filed a late Form 4 reporting two transactions and J. Edward Sheridan filed a late Form 4 reporting one transaction.

Performance Graph

   The following performance graph compares the performance of the common stock during the period beginning on March 3, 1997 (the first day the common stock was publicly available for purchase) and ending December 31, 1998, to the NASDAQ Stock Market index consisting of United States companies (the "NASDAQ COMPOSITE") and an index consisting of 115 publicly traded companies having a segment of business with SIC code 1321 for the same period. SIC code 1321 covers establishments primarily engaged in producing hydrocarbons from oil and gas field gases. The graph assumes a $100 investment in the common stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

                            VALUE OF $100 INVESTMENT
              ASSUMING REINVESTMENT OF DIVIDENDS AT MARCH 3, 1997
                  AND AT THE END OF EVERY QUARTER BEGINNING ON
                  MARCH 31, 1997 AND THROUGH DECEMBER 31, 1998




                        [PERFORMANCE GRAPH APPEARS HERE]

                         Mar. 3, Mar. 31, Jun. 30, Sept. 30, Dec. 31, Mar. 31, Jun. 30, Sept. 30, Dec. 31,
                          1997     1997     1997     1997      1997     1998     1998     1998      1998
                         ------- -------- -------- --------- -------- -------- -------- --------- --------
SYNTROLEUM..............  $100     $150     $402     $827      $878    $1,003    $572     $329      $194
SIC CODE 1321...........  $100     $103     $112     $124      $117      $122    $120     $116      $117
NASDAQ COMPOSITE........  $100      $93     $110     $129      $121      $141    $145     $131      $170

Executive Employment Agreements

   Syntroleum has entered into employment agreements with each of its executive officers. The annual base salaries for Messrs. Kenneth L. Agee, Mark A. Agee, Randall M. Thompson, Larry J. Weick and Eric Grimshaw are currently approximately $225,000, $200,000, $170,000, $170,000 and $140,000,
respectively. Each employment agreement also entitles the employee to participate in employee benefit plans that Syntroleum may from time to time offer to its employees.

   Each agreement provides for an initial term of 12 months and is automatically renewed for successive terms of 12 months unless sooner terminated. Under each agreement, employment may be terminated as follows:

  . by Syntroleum upon the employee's death, disability or retirement;

  . by Syntroleum upon the dissolution and liquidation of Syntroleum (unless the business of Syntroleum is thereafter continued);

  . by Syntroleum for just cause;

  . by the mutual agreement of the employee and Syntroleum; and

  . by either Syntroleum or the employee upon 60 days' written notice.

If employment is terminated by Syntroleum for any reason other than as noted in the first three items above, the employee is entitled to receive his monthly salary for a period of one or two years, as applicable, following the date of termination. In addition, if there is a change in control of Syntroleum and:

  . Syntroleum terminates the employee's employment for any reason other than the employee's death, disability, retirement or just cause during the one-year period immediately following the change of control;

  . the employee terminates his employment for good reason; or

  . during the 60-day period immediately following the lapse of one year after any change of control, Syntroleum or the employee terminates the employee's employment for any reason;

then, in lieu of any further payments for periods subsequent to the date of termination, Syntroleum or its successor will pay the employee an amount equal to one or two times, as applicable, such employee's full base salary in effect on the date of termination payable in equal monthly installments for a period of 12 or 24 months, as applicable.

   Pursuant to each agreement, the employee is prohibited from disclosing to third parties, directly or indirectly, trade secrets of Syntroleum, either during or after the employee's employment with Syntroleum, other than as required in the performance of the employee's duties. The agreement also provides that the employee will not have or claim any right, title or interest in any trademark, service mark or trade name owned or used by Syntroleum. The employee also agrees to irrevocably assign to Syntroleum all of the employee's right, title and interest in and to any and all inventions and works of authorship made, generated or conceived by the employee during his or her period of employment with Syntroleum and which related to Syntroleum's business or which were not developed on the employee's own time. Each employee further agrees that during the period of employment with Syntroleum and for a period of two years following the termination of employment, the employee will not engage in certain activities related to Syntroleum's business, including a covenant not to compete.

Executive Employment Agreements with Former Executive Officers

   Each of James R. Seward, P. Anthony Jacobs and Steven K. Fitzwater was a party to an employment agreement with Syntroleum prior to the Merger. Each of these employment agreements provided for an employment period which commenced on June 1, 1997 and was to end on March 3, 2000. The base compensation payable under the employment agreements for each of James R. Seward, P. Anthony Jacobs and Steven K. Fitzwater in 1998 was $75,000, $75,000 and $60,000, respectively. The employment agreements provided that the employee's full time was not required and that the employee was entitled to pursue other employment or business opportunities simultaneously with his duties to Syntroleum. As of the effective time of the Merger, each of Messrs. Seward, Jacobs and Fitzwater tendered their resignation as employees of Syntroleum, which was deemed to effect a termination of the employment agreements not for cause, so that each is entitled to receive payments of their base compensation for the remainder of the term of each of the contracts, all of which expire on March 3, 2000.

                              CERTAIN TRANSACTIONS

   On August 6, 1998, the stockholders of Syntroleum and Old Syntroleum approved and adopted the Agreement and Plan of Merger dated as of March 30, 1998 by and between Syntroleum and Old Syntroleum (the "Merger Agreement") and the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, on August 7, 1998 (1) Old Syntroleum merged with and into Syntroleum, with Syntroleum being the surviving corporation, (2) Syntroleum changed its name to "Syntroleum Corporation," (3) the officers of Syntroleum were replaced by the officers of Old Syntroleum, (4) six of the eight directors of Syntroleum were replaced by Old Syntroleum directors, (5) each outstanding share of common stock of Old Syntroleum was converted into the right to receive
1.28990 shares of Syntroleum common stock, and (6) Syntroleum's Articles of Incorporation were amended to increase the number of authorized shares of Syntroleum's common stock from 30,000,000 shares to 150,000,000 shares and the number of authorized shares of Syntroleum's preferred stock from 1,000,000 shares to 5,000,000 shares. The transactions relating to the Merger are more fully described in the Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on July 6, 1998. The Joint Proxy Statement/Prospectus constitutes a part of Syntroleum's Registration Statement on Form S-4 (Registration No. 333-50253).

   As a result of the Merger, an aggregate of approximately 16,825,000 shares (which represent approximately 62.5% of the total of 26,900,052 shares of common stock outstanding following the Merger) were issued to the former stockholders of Old Syntroleum. Management of Syntroleum currently beneficially owns an aggregate of 8,406,300 shares of common stock (which represents approximately 30.6% of the outstanding shares of common stock). Of this amount, 4,925,188 shares (18.3%) of common stock are beneficially owned by Kenneth L. Agee (Chief Executive Officer and Chairman of the Board of Syntroleum), 1,451,754 shares (5.4%) of common stock are beneficially owned by Mark A. Agee (President and Chief Operating Officer of Syntroleum), and an aggregate of 2,029,358 shares (6.9%) of common stock are beneficially owned by other members of Syntroleum's management. In addition, 3,239,261 shares (12.0%) of common stock are beneficially owned by Robert A. Day and 1,615,807 shares (6.0%) of common stock are beneficially owned by William D. Grant, both of whom are long-time stockholders of Old Syntroleum.

   In connection with the Merger, the directors and officers of Syntroleum received the following in exchange for their shares of Old Syntroleum common stock and options to purchase such shares. In addition, the terms of stock options held by Messrs. Seward, Jacobs and Fitzwater were adjusted and each of them became entitled to severance payments in connection with the merger. See "Compensation Committee Interlocks and Insider Participation."

                                                                      Options to
                                                                       Purchase
                                                           Shares of  Shares of
                                                           Syntroleum Syntroleum
                                                             Common     Common
                           Name                              Stock      Stock
                           ----                            ---------- ----------
Kenneth L. Agee(1)........................................ 5,013,839    32,247
Mark A. Agee(2)........................................... 1,442,106    25,798
Charles A. Bayens.........................................        --    64,494
Carla S. Covey............................................        --    12,899
Eric Grimshaw.............................................        --    64,494
Paul Schubert.............................................        --        --
Peter V. Snyder, Jr.......................................   257,980        --
Michael Stewart...........................................        --    51,596
Randall M. Thompson.......................................    27,732   103,191
Larry Weick...............................................   257,980    51,596
Alvin R. Albe, Jr.........................................    70,944    28,685
Frank M. Bumstead.........................................    45,290    28,685
P. Anthony Jacobs.........................................   121,573    28,685
Robert Rosene, Jr.(3).....................................   145,433    28,685
James R. Seward...........................................   154,788    28,685
J. Edward Sheridan........................................        --    28,685

--------
(1) Includes 58,044 shares of common stock received by Kenneth L. Agee's children, as to which Mr. Agee disclaims beneficial ownership.
(2) Includes 58,044 shares of common stock received by Mark A. Agee's children, as to which Mr. Agee disclaims beneficial ownership.
(3) Includes 4,641 shares of common stock received by trusts, the beneficiaries of which are Mr. Rosene's children and as to which Mr. Rosene disclaims beneficial ownership.

   In connection with the Merger, the Rights Agreement by and between Syntroleum and American Stock Transfer & Trust Company dated as of January 31, 1997, was amended so that neither Kenneth L. Agee, nor Mark A. Agee, nor members of their immediate families, nor any of their affiliates or associates, individually or collectively, would be deemed to be "Acquiring Persons" as that term is defined in the Rights Agreement.

   Pursuant to the Merger Agreement, Kenneth L. Agee, Mark A. Agee, Alvin R. Albe, Jr., Frank M. Bumstead, Robert Rosene, Jr. and J. Edward Sheridan were appointed as six of the eight directors of Syntroleum (James R. Seward, Syntroleum's former President and former Chief Executive Officer, and
P. Anthony Jacobs, Syntroleum's former Chairman of the Board, who were directors of both companies prior to the Merger, have remained as directors of Syntroleum). In addition, the officers of Old Syntroleum replaced the officers of Syntroleum. As a result of the foregoing, management of Syntroleum or the former stockholders of Old Syntroleum (to the extent they act together) could be deemed to effectively control Syntroleum.

   In February 1994, Mr. Mark A. Agee, President and Chief Operating Officer of Syntroleum, purchased 750,000 shares of Old Syntroleum common stock for a purchase price of $0.50 per share, which was paid by delivery of a promissory note in the amount of the aggregate purchase price. In June 1995, Messrs. Mark
A. Agree, Larry J. Weick, Vice President of Licensing and Business Development of Syntroleum and Peter V. Snyder, Jr., Vice President of Product Sales of Syntroleum, purchased 250,000, 200,000, and 200,000 shares of Old Syntroleum common stock, respectively, for a purchase price of $0.50 per share, in each case paid by delivery of promissory notes in the amount of each of the respective aggregate purchase prices. In September 1997, Old Syntroleum loaned Messrs. Agee, Weick and Snyder $594,856, $117,174 and $117,174, respectively, the proceeds of which were used to repay their respective previously outstanding notes. The currently outstanding notes bear interest at the rate of 6.1% per year and mature in May 2004. The largest aggregate amount outstanding at any time during 1998 pursuant to each of such notes was $637,559, $125,586 and $125,586 by Messrs. Agee, Weick and Snyder, respectively. As of April 9, 1999, each of Messrs. Agee, Weick and Snyder owed pursuant to such promissory notes approximately $650,392, $128,114 and $128,114, respectively. To secure their respective notes, Messrs. Agee, Weick and Snyder have each pledged to Syntroleum shares of Syntroleum common stock with a market value equal to two times the indebtedness under their respective notes.

             PROPOSAL 2--REINCORPORATION AS A DELAWARE CORPORATION

   The board of directors has unanimously approved, and recommends that stockholders approve, Syntroleum's reincorporation as a Delaware corporation. In the following discussion of the reincorporation, the term "Syntroleum-Kansas" refers to the Kansas corporation of which you are currently a stockholder, and the term "Syntroleum-Delaware" refers to a newly formed, wholly owned subsidiary corporation of Syntroleum-Kansas which is incorporated in Delaware.

   The reincorporation will be effected by merging Syntroleum-Kansas with and into Syntroleum-Delaware, which will be the survivor of the merger. After the reincorporation, stockholders will continue to own an interest in a company which will be engaged in the same business that Syntroleum-Kansas was engaged in before the reincorporation. Stockholders' proportionate ownership and relative voting rights will not change as a result of the reincorporation.

   The Agreement and Plan of Merger between Syntroleum-Kansas and Syntroleum-Delaware is the legal document that governs the reincorporation. A copy of the Agreement and Plan of Merger is attached to, and is a part of, this proxy statement as Appendix A. Stockholders are encouraged to read the agreement carefully.

Reasons for the Reincorporation

   Syntroleum believes that Delaware law will provide greater efficiency, predictability and flexibility in its legal affairs than is presently available under Kansas law. Delaware has adopted comprehensive and flexible corporate laws. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. Delaware also offers a system of specialized chancery courts to deal with corporate law questions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law construing Delaware's corporate law. In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate transactions. Delaware law and administrative practices have become comparatively well-known and widely understood.

   Syntroleum currently has in place a number of measures designed to protect stockholder interests in the event of a hostile takeover attempt against Syntroleum. Syntroleum proposes to include similar measures in the charter and bylaws of Syntroleum-Delaware. Many of these measures have not been as fully tested in the Kansas courts as they have been in the Delaware courts. Delaware law affords greater certainty that these measures will be interpreted, sustained and applied in a manner consistent with the intentions of the board of directors. In addition, Delaware case law generally provides a well developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. The board of directors believes that these measures and related Delaware law will help the board of directors to protect Syntroleum's corporate strategies, to consider fully any proposed takeover and alternatives, and, if appropriate, to negotiate terms that maximize the benefit to stockholders.

Reincorporation Procedure

   Syntroleum's reincorporation as a Delaware corporation will be effected by merging Syntroleum-Kansas with and into Syntroleum-Delaware. Syntroleum-Delaware will be the surviving corporation following the merger. Syntroleum-Delaware has not engaged in any activities except in connection with the proposed reincorporation transaction. The mailing address of its principal executive offices and its telephone number are the same as those of Syntroleum-Kansas.

   When the reincorporation is complete, each outstanding share of common stock of Syntroleum-Kansas will be automatically converted into one share of common stock of Syntroleum-Delaware. Outstanding options to purchase shares of Syntroleum-Kansas common stock will be converted automatically into options to purchase the same number of shares of Syntroleum-Delaware common stock at the same exercise price. Each of Syntroleum's employee stock plans and other employee benefit plans will be assumed by Syntroleum-Delaware and, to the extent any plan provides for the issuance or purchase of common stock, it will be deemed to provide for the issuance or purchase of shares of Syntroleum-Delaware common stock.

   It will not be necessary for stockholders of Syntroleum-Kansas to exchange their existing stock certificates for certificates of Syntroleum-Delaware.

   Certificates for shares of Syntroleum-Kansas common stock will automatically represent an equal number of shares of Syntroleum-Delaware common stock when the reincorporation is completed. Syntroleum-Delaware intends to apply for listing of its common stock on the National Market System of the NASDAQ Stock Market under the same symbol "SYNM." If stockholders desire to sell some or all of their shares after the reincorporation, delivery of the stock certificate or certificates that previously represented Syntroleum-Kansas shares will be sufficient.

   Following the reincorporation, certificates bearing the name of Syntroleum-Delaware will be issued in the normal course upon surrender of outstanding Syntroleum-Kansas certificates for transfer or exchange. If stockholders surrender a certificate representing Syntroleum-Kansas shares for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, the surrendered certificate must be accompanied by (1) all documents required to evidence and effect the transfer and (2) evidence that any applicable stock transfer taxes have been paid.

Conditions to Consummation of the Reincorporation

   The reincorporation will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

  . the reincorporation is approved by the requisite vote of stockholders of Syntroleum-Kansas;

  . none of the parties to the Agreement and Plan of Merger is subject to any decree, order or injunction that prohibits the consummation of the reincorporation;

  . the Syntroleum-Delaware shares to be issued pursuant to the reincorporation are authorized for listing on the National Market System of the NASDAQ Stock Market, subject to official notice of issuance; and

  . Syntroleum receives all necessary third-party consents to the reincorporation.

Amendment or Termination

   The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the stockholders of Syntroleum-Kansas. However, after adoption, no amendment, modification or supplement may be made or effected that requires further approval by Syntroleum-Kansas stockholders without obtaining that approval.

   The board of directors of Syntroleum-Kansas may terminate the Agreement and Plan of Merger and abandon the reincorporation at any time before its effectiveness.

Effective Time

   Syntroleum anticipates that the reincorporation will become effective promptly following the annual meeting. The merger of Syntroleum-Kansas with and into Syntroleum-Delaware, if approved by Syntroleum-Kansas stockholders and not terminated by its board of directors, will become effective upon the later of the time of filing a certificate of merger with the Kansas Secretary of State and the time of filing a certificate of merger with the Delaware Secretary of State, unless a later effective time is specified in the filings with those states.

Required Vote

   The reincorporation requires the affirmative vote of the holders of a majority of the outstanding Syntroleum-Kansas common stock. See "General Information--Votes Required."

Recommendation of the Board of Directors

   A vote FOR the approval of the reincorporation will constitute approval and adoption of the Agreement and Plan of Merger relating to the reincorporation, approval of the merger of Syntroleum-Kansas with and into Syntroleum-Delaware, approval and adoption of the certificate of incorporation and bylaws of Syntroleum-Delaware, approval of the assumption by Syntroleum-Delaware of each of Syntroleum-Kansas' stock option and incentive plans and other employee benefit plans and approval of all other aspects of the proposed reincorporation.

   The board of directors recommends a vote FOR Proposal No. 2 on the Proxy
Card.

Dissenters' Rights

   Dissenters' rights are not available under the Kansas General Corporation Code (the "KGCC") to stockholders if, on the record date fixed to determine the stockholders entitled to vote at the meeting of stockholders at which that action is to be acted upon, the shares were designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. The stockholders of Syntroleum-Kansas will not have dissenters' rights in connection with the reincorporation and the related merger because Syntroleum-Kansas' common stock is listed on the National Market System of the NASDAQ Stock Market.

Management of Syntroleum-Delaware

   If the Agreement and Plan of Merger is approved, the board of directors of Syntroleum-Delaware will be comprised of the same two Class C members elected at the annual meeting and the current Class A and Class B directors of Syntroleum-Kansas. The directors elected at the annual meeting will serve until the 2002 annual meeting of stockholders. The Class A directors will be Mark A. Agee, Frank M. Bumstead and Robert Rosene, Jr. and will serve until the 2000 annual meeting of stockholders. The Class B directors will be Kenneth L. Agee,
P. Anthony Jacobs and James R. Seward and will serve until the 2001 annual meeting of stockholders. Syntroleum-Delaware will also have the same executive officers as Syntroleum-Kansas before the reincorporation.

Accounting Treatment

   The reincorporation will be accounted for as a combination of entities under common control using the historical cost basis of the combining companies as if it were a pooling of interests.

Material Federal Income Tax Consequences

   Syntroleum has received a written opinion from Baker & Botts, L.L.P. which provides that the United States federal income tax consequences of the reincorporation include the following:

  . stockholders will not recognize gain or loss when they receive shares of Syntroleum-Delaware common stock in exchange for an equal number of shares of Syntroleum-Kansas common stock in the reincorporation;

  . a stockholder's aggregate basis of the shares in Syntroleum-Delaware common stock received in the reincorporation will be the same as the aggregate basis of the shares of Syntroleum-Kansas common stock surrendered in exchange for those shares;

  . a stockholder's holding period in the shares of Syntroleum-Delaware common stock received in the reincorporation will include the holding period of the shares of Syntroleum-Kansas common stock surrendered in exchange for those shares, provided that such stockholder holds those shares of Syntroleum-Kansas common stock as capital assets when the reincorporation occurs; and

  . no gain or loss will be recognized by Syntroleum-Delaware or Syntroleum-
    Kansas as a result of the reincorporation.

Syntroleum believes that the foregoing addresses the material United States federal income tax consequences of the reincorporation to stockholders. The opinion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. In addition, the opinion is conditioned upon the accuracy of certain factual matters as to which Syntroleum has represented as and believes are true. However, an opinion of counsel is not binding on the Internal Revenue Service or the courts so Syntroleum cannot assure stockholders that the federal income tax consequences of the reincorporation that are described above will be available to stockholders or Syntroleum.

   Because the tax consequences to stockholders of the reincorporation may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets, Syntroleum urges stockholders to consult their own tax advisor concerning the effect of the reincorporation upon them including the effect of any state, local or other tax to which they may be subject.

                       COMPARATIVE RIGHTS OF STOCKHOLDERS

   When the reincorporation is completed, the rights of stockholders will be governed by Syntroleum-Delaware's certificate of incorporation and bylaws and the Delaware General Corporation Law (the "DGCL").

   Stockholders should consider the following comparison of the DGCL and Syntroleum-Delaware's charter and bylaws, on the one hand, and the KGCC and Syntroleum-Kansas' existing charter and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the DGCL and Syntroleum-Delaware's charter and bylaws and the KGCC and Syntroleum-Kansas' charter and bylaws. Syntroleum-Delaware's charter is attached to, and a part of, this proxy statement as Appendix B and its bylaws are attached to, and a part of, this proxy statement as Appendix C. Syntroleum-Kansas' existing charter and bylaws are exhibits to Syntroleum-Kansas' Annual Report on Form 10-K and copies will be sent to stockholders on written or telephone request.

   The DGCL and Syntroleum-Delaware's charter and bylaws contain provisions that could have an anti-takeover effect. The provisions included in Syntroleum-Delaware's charter and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Syntroleum-Delaware that the board of directors does not believe is in the best interests of stockholders.

Stockholder Approval of Mergers and Other Fundamental Transactions

   The DGCL provides that any merger, consolidation or share exchange of a Delaware corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the board of directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the charter provides otherwise. Under the DGCL, the vote of the stockholders of a corporation surviving a merger is not required if:

  . the certificate of incorporation of the surviving corporation is not amended in any respect by the agreement of merger;

  . each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is to be an identical share of the surviving corporation immediately after the merger; and

  . either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into that stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan of merger do not exceed 20% of the shares of common stock of the surviving corporation outstanding immediately before the effective date of the merger.

   The KGCC contains a similar provision.

Restrictions on Business Combinations

   Syntroleum-Delaware's charter provides that "business combinations" involving an "interested stockholder" must be approved by the holders of at least 66 2/3% of the voting power of the shares not owned by the interested stockholder, unless the business combination is either approved by "continuing directors" or meets specified requirements regarding price and procedure. Syntroleum-Kansas's charter contains a similar provision.

   "Continuing directors" is generally defined in the charters of both Syntroleum-Delaware and Syntroleum-Kansas as (1) directors who are unaffiliated with the interested stockholder and joined the board before the party to the transaction became an interested stockholder or (2) directors who are unaffiliated with the interested stockholder and are elected to fill a vacancy and that election is recommended by a majority of continuing directors then on the board. The charter of Syntroleum-Delaware also provides that the initial directors named in its charter who are unaffiliated with the interested stockholder are "continuing directors."

   A "business combination" is generally defined in the charter of Syntroleum-Delaware as follows. The charter of Syntroleum-Kansas contains a similar definition.

  . any merger or consolidation of Syntroleum-Delaware or its subsidiaries with any interested stockholder;

  . any disposition, in one transaction or a series of transactions, to or with any interested stockholder of any assets of Syntroleum-Delaware having an aggregate fair market value of $10,000,000 or more;

  . the issuance or transfer by Syntroleum-Delaware of any securities of Syntroleum-Delaware to any interested stockholder, in exchange for property having an aggregate fair market value of $10,000,000 or more;

  . the adoption of any plan or proposal for the liquidation or dissolution of Syntroleum-Delaware proposed by or on behalf of an interested stockholder; or

  . any reclassification of securities, or recapitalization of Syntroleum-
    Delaware, or any merger or consolidation of Syntroleum-Delaware with any of its subsidiaries or any other transaction that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Syntroleum-Delaware that are directly or indirectly owned by any interested stockholder.

   An "interested stockholder" is generally defined in the charter of Syntroleum-Delaware as any person, other than Syntroleum-Delaware, who or which:

  . itself, or along with its affiliates, is the beneficial owner, directly or indirectly, of more than 10% of the then outstanding voting stock of Syntroleum-Delaware;

  . is an affiliate of Syntroleum-Delaware and at any time within the two-year period immediately before the date in question was itself, or along with its affiliates, the beneficial owner, directly or indirectly, of 10% or more of the then outstanding voting stock of Syntroleum-Delaware; or

  . is an assignee of or has otherwise succeeded to any voting stock of Syntroleum-Delaware that was at any time within the two-year period immediately before the date in question beneficially owned by an interested stockholder, if that assignment or succession occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

The charter of Syntroleum-Kansas contains a similar definition of "interested stockholder." The provisions in the charters of both Syntroleum-Delaware and Syntroleum-Kansas restricting business combinations with interested stockholders also generally apply to an interested stockholder's affiliates.

   To satisfy the price and procedure requirements of these provisions, the following criteria must be satisfied:

  . the total amount of the cash and the fair market value of consideration other than cash to be received per share by holders of the corporation's capital stock is at least equal to the highest of

        (1) the highest price per share paid by the interested stockholder in transactions during the two-year period before the announcement of the transaction or in the transaction in which it became an interested stockholder;

        (2) the fair market value of the stock on the date of announcement of the transaction or the date of the transaction in which it became an interested stockholder, whichever is higher; and

        (3) the amount determined under clause (2) above multiplied by the ratio of (A) the highest price per share paid by the interested stockholder for any shares during the two-year period before the date of announcement of the transaction to (B) the fair market value of the stock on the first day in that two-year period on which the interested stockholder acquired any shares of stock;

  . generally, the consideration to be received by holders of a particular class of outstanding voting stock is in cash or in the same form as the interested stockholder has previously paid for shares of that class of voting stock;

  . after the interested stockholder has become an interested stockholder and before the completion of the business combination, specified actions or omissions have not occurred with respect to dividends and the interested stockholder has not become the beneficial owner of any additional voting stock except as part of the transaction which results in the interested stockholder becoming an interested stockholder;

  . after the interested stockholder has become an interested stockholder, the interested stockholder has not received, except proportionately as a shareholder, any financial assistance or tax advantages provided by the corporation, whether in anticipation of or in connection with the business combination or otherwise; and

  . a proxy or information statement describing the proposed business combination and complying with the requirements of the Securities Exchange Act of 1934 is mailed to stockholders at least 30 days before the completion of the business combination.

   Section 203 of the DGCL provides that, subject to specified exceptions, a corporation may not engage in a broad range of business combinations with any "interested stockholder" for a three-year period following the time that the stockholder becomes an interested stockholder unless:

  . prior to that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

  . upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are both officers and directors of the corporation and shares held by specified employee stock ownership plans; or

  . on or after that time, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

In general, an "interested stockholder" is defined for purposes of Section 203 of the DGCL to include any person that is (1) the owner of 15% or more of the outstanding voting stock of the corporation or (2) an affiliate or associate of the corporation that was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the previous three years. The KGCC contains similar provisions. Both the DGCL and the KGCC permit a corporation to opt out of these provisions, although neither Syntroleum-Kansas nor Syntroleum-Delaware has done so.

   In addition, Section 1286 through Section 1298 of the KGCC contain provisions which provide that "control shares" of an issuing public corporation acquired in a "control share acquisition" (1) have voting rights only to the extent approved by the stockholders under specified circumstances, (2) may be redeemed by the issuing public corporation under specified circumstances, and
(3) provide, under specified circumstances, shareholders who dissent from an action granting control shares voting rights the right to have the dissenting holder's shares purchased by the corporation at a "fair value" that may not be less than the highest price paid per share by the acquiring person in the control share acquisition. "Control shares" is defined as shares possessing voting power of an issuing public corporation within the following ranges of voting power: (1) one-fifth or more but less than one-third of all voting power, (2) one-third or more but less than a majority of all the voting power, or (3) a majority or more of all voting power. A "control share acquisition" is defined as the acquisition of, or the power to direct the exercise of voting of, control shares, subject to specified exceptions including the acquisition from the issuing public corporation. An issuing public corporation is one having one hundred shareholders or more; its principal place of business, its principal office or substantial assets within Kansas; and either more than 10% of its shareholders resident in Kansas, 2,500 shareholders resident in Kansas or more than 10% of its shares owned by Kansas residents. Syntroleum-Kansas does not believe that it currently is an issuing public corporation. The DGCL does not contain a similar provision.

Appraisal Rights

   Under both the DGCL and the KGCC, a stockholder of a corporation participating in a merger may receive cash in the amount of the fair market value of his shares, as determined by a court, in lieu of the consideration he would otherwise receive in the merger, unless the transaction falls within a specified exception. Neither the DGCL nor the KGCC requires that dissenters' rights of appraisal be afforded to stockholders with respect to:

  . a merger or consolidation by a corporation if its shares are either listed on a national securities exchange or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held by at least 2,000 stockholders, if the stockholders of the corporation receive only shares of the surviving corporation or of a corporation so listed or widely held; or

  . those stockholders who are the stockholders of a corporation surviving a merger if no vote of those stockholders is required because, among other things, (1) the charter of the surviving corporation is not amended in any respect by the agreement of merger; (2) each share of stock of the surviving corporation outstanding immediately before the effective date is to be an identical outstanding or treasury share of the surviving corporation immediately after the merger; and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into that stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under that plan of merger do not exceed 20% of the shares of common stock of that constituent corporation outstanding immediately before the effective date of the merger.

A corporation's charter may provide that these exceptions to dissenters' rights of appraisal do not apply to that corporation. Neither Syntroleum-Delaware nor Syntroleum-Kansas has made such a provision in its charter.

Amendments to Charter

   Under the DGCL and the KGCC, unless the charter of a corporation otherwise provides, amendments of its charter generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment. Although Syntroleum-Delaware's charter does not generally provide otherwise, the amendment or repeal of, or the adoption of provisions that are inconsistent with, the provisions of Syntroleum-Delaware's charter regarding (1) powers of the board of directors with respect to the bylaws and the accounts and books of Syntroleum-Delaware and (2) the number, election and classification of directors of Syntroleum-Delaware, requires the approval of the board of directors and the affirmative vote of 80% of the stock entitled to vote in the election of directors. In addition, the amendment or repeal of, or the adoption of provisions that are inconsistent with, the provisions of Syntroleum-Delaware's charter regarding votes required for business combinations with interested stockholders described above requires the approval of the Syntroleum-Delaware board of directors and the affirmative vote of 66 2/3% of the stock entitled to vote in the election of directors and not owned directly or indirectly by interested stockholders or their affiliates. Syntroleum-Kansas' charter contains identical provisions.

Amendments to Bylaws

   Under the DGCL and the KGCC, directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the directors in its charter. Syntroleum-Delaware's charter permits the board of directors to adopt, alter or amend the bylaws. Syntroleum-Kansas' charter also provides the board of directors with the authority to adopt, alter or amend bylaws. In addition to meeting certain notice requirements, both the Syntroleum-Delaware and the Syntroleum-Kansas bylaws provide that the affirmative vote of the holders of at lease 80% of the voting power of the then outstanding voting stock, voting together as a single class, is required for stockholders to alter, amend or repeal any provision of the bylaws or to adopt any additional bylaws.

Special Meetings of Stockholders

   Under the DGCL and the KGCC, a special meeting of stockholders can be called by the corporation's board of directors or by any person or persons as may be authorized by the corporation's charter or bylaws. Subject to the rights of holders of any series of preferred stock, the Syntroleum-Delaware bylaws and Syntroleum-Kansas bylaws provide that a special meeting may be called by the chairman of the board of directors or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors of Syntroleum-Delaware or Syntroleum-Kansas, as applicable. The business permitted to be conducted at any special meeting of stockholders is limited to the business brought before the meeting pursuant to the notice of meeting.

Stockholder Action by Written Consent

   The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of the action be sent to those stockholders who have not consented in writing. Syntroleum-Delaware's charter provides that corporate action without a meeting of stockholders may only be taken by the unanimous written consent of all the stockholders entitled to vote with respect to that action.

   The KGCC provides that corporate action without a meeting of stockholders may only be taken by the unanimous written consent of all the stockholders entitled to vote with respect to that action, unless the corporation's charter provides otherwise. Syntroleum-Kansas's charter does not provide otherwise.

Advance Notice Provisions for Stockholder Director Nominations and Stockholder Proposals

   The Syntroleum-Delaware bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of Syntroleum-Delaware.

   The bylaws provide that only individuals who are nominated by, or at the direction of, the Syntroleum-Delaware board of directors, or by a stockholder who has given timely written notice to the corporate secretary of Syntroleum-Delaware before the meeting at which directors are to be elected, will be eligible for election as directors of Syntroleum-Delaware. The bylaws also provide that at an annual meeting only business may be conducted as has been brought before the meeting by, or at the direction of, the chairman of the board or the Syntroleum-Delaware board of directors, or by a stockholder who has given timely written notice to the Secretary of Syntroleum-Delaware of the stockholder's intention to bring that business before the meeting.

   Under these provisions, for notice of stockholder director nominations or proposals to be made at an annual meeting to be timely, the notice must generally be received by Syntroleum-Delaware:

  . not less than 70 days nor more than 90 days before the first anniversary of the previous year's annual meeting; or

  . if the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from the anniversary date, not earlier than 90 days before the meeting and not later than the later of (1) 70 days before the meeting and (2) 10 days after public announcement of the date of the meeting is first made.

   However, if the number of directors to be elected is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Syntroleum-Delaware board of directors made by Syntroleum-Delaware at least 80 days before the first anniversary of the preceding year's annual meeting, a stockholder's notice will be timely, but only with respect to nominees for any new positions created by that increase, if it is received by Syntroleum-Delaware not later than 10 days after the public announcement is first made by Syntroleum-Delaware. If directors are to be elected at a special meeting, the notice must be received by Syntroleum-Delaware not earlier than 90 days before the meeting and not later than the later of (1) 70 days before the meeting and (2) 10 days after public announcement of the date of the meeting. Stockholders may not bring business before a special meeting of stockholders under the bylaws.

   Under the bylaws, a stockholder's notice to Syntroleum-Delaware proposing to nominate an individual for election as a director must contain specified information, including the identity and address of the nominating stockholder, the class and number of shares of stock of Syntroleum-Delaware that are owned by the stockholder, and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. Under the bylaws, a stockholder's notice relating to the conduct of business other than the nomination of directors must contain specified information about the proposed business and about the proposing stockholders, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting the business at the meeting, the name and address of the stockholder, the class and number of shares of stock of Syntroleum-Delaware beneficially owned by the stockholder, and any material interest of the stockholder in the business so proposed. If the chairman of the board or other officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the bylaws, that person will not be eligible for election as a director, or that business will not be conducted at the meeting, as the case may be.

   The Syntroleum-Kansas bylaws contain similar provisions.

Classification of Directors

   The charters of both Syntroleum-Delaware and Syntroleum-Kansas provide that directors will be divided into three classes serving staggered three-year terms so that approximately one-third of the board of directors is elected each year. They also provide that, subject to the rights of the holders of any series of preferred stock or any other series or class of stock as set forth in the charter to elect additional directors under specified circumstances, the number of directors is fixed in accordance with the bylaws. The bylaws of both companies provide that the number of directors is to be fixed from time to time pursuant to a resolution adopted by a majority of the whole board of directors but will not consist of more than 11 nor less than three directors. As of the date of this proxy statement, the board of directors consisted of eight persons.

   The classification of directors makes it more difficult for stockholders to change the composition of the board of directors. At least two annual meetings of stockholders, instead of one, will be required to effect a change in a majority of the board of directors.

No Cumulative Voting

   No holder of Syntroleum-Delaware common stock or Syntroleum-Kansas common stock has the right to vote cumulatively in the election of directors.

Removal of Directors; Filling Vacancies on the Board of Directors

   Under the DGCL and the KGCC, any director or the entire board of directors of a corporation having a classified board of directors generally may be removed, with cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's charter. Syntroleum-Delaware's charter provides that a director may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class. The Syntroleum-Kansas charter contains a similar provision.

   Under the Syntroleum-Delaware bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office, subject to the rights, if any, of holders of Syntroleum-Delaware preferred stock. In addition, the Syntroleum-Delaware bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the annual meeting of stockholders at which the term of office of the class to which they have been elected expires. Syntroleum-Kansas' existing bylaws contain similar provisions.

Preferred Share Purchase Rights

   Each share of Syntroleum-Delaware common stock to be issued in connection with the reincorporation will include one right that entitles the registered holder to purchase from Syntroleum-Delaware one six-hundredth of a share of Syntroleum-Delaware junior preferred stock at a price of $125.00 per one one-hundredth of a share, subject to adjustment. As long as the rights are attached to the outstanding Syntroleum-Delaware common stock, Syntroleum-Delaware will issue one right with each new share of Syntroleum-Delaware common stock that becomes outstanding so that all shares will have attached rights. For a more detailed description of these rights, see "Description of Syntroleum-Delaware Capital Stock." The Syntroleum-Kansas common stock has similar attached rights.

Blank Check Preferred

   Under Syntroleum-Delaware's charter, the Syntroleum-Delaware board of directors will have the same authority as the Syntroleum-Kansas board of directors now has under its charter to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any new series of preferred stock and to fix the number of shares constituting any such series and to determine its designation. For a more detailed description of this authority, see "Description of Syntroleum-Delaware Capital Stock."

Limitation of Liability of Directors

   The DGCL and the KGCC both have provisions and limitations regarding directors' liability.

   The DGCL and the KGCC permit a corporation to include in its charter a provision that eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. The charters of both Syntroleum-Delaware and Syntroleum-Kansas include this provision. In addition, the charter of Syntroleum-Delaware provides that if the DGCL is amended to allow any further limitation of the liability of a director, the liability of its directors will be limited to the fullest extent permitted by law.

   While this provision provides directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, this provision has no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. This provision applies to an officer only if he is also a director and is acting in his capacity as director, and does not apply to officers who are not directors.

Indemnification of Directors and Officers

   Delaware law generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination:

  . by a majority of the disinterested directors, even though less than a quorum;

  . by a committee of disinterested directors, designated by a majority vote of disinterested directors, even though less than a quorum;

  . by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or

  . by a majority vote of the shareholders, at a meeting at which a quorum is present.

   Without court approval, however, no indemnification may be made in respect of any derivative action in which an individual is adjudged liable to the corporation.

   Delaware law requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Delaware law permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified.

   Syntroleum-Delaware's charter makes indemnification of directors and officers mandatory on the part of Syntroleum-Delaware to the fullest extent permitted by law. Syntroleum-Delaware is required to indemnify any person seeking indemnification in connection with a proceeding initiated by that person only if the proceeding was authorized by the Syntroleum-Delaware board of directors or is a proceeding to enforce the person's claim to indemnification under the charter or otherwise by Syntroleum-Delaware. Syntroleum-Delaware's bylaws, provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

   The KGCC and Syntroleum-Kansas' charter and bylaws contain similar provisions. In addition, Syntroleum-Kansas has entered into indemnification agreements with its officers and directors, and these agreements will be assumed and amended and restated by Syntroleum-Delaware in connection with the reincorporation.

Merger with Subsidiary

   Under the DGCL and the KGCC, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. In addition, under the DGCL, no vote of stockholders is required for a merger with or into a direct or indirect wholly owned subsidiary if, among other things, the corporation and its direct or indirect wholly owned subsidiary are the only constituent corporations to the merger and the rights and preferences of its existing stockholders under the charter and bylaws of the surviving entity are substantially the same.

Distributions to Stockholders

   A Delaware corporation and a Kansas corporation may each pay dividends out of surplus, including paid-in and earned surplus, or if there is no surplus, out of net profits for the fiscal year in which declared or for the preceding fiscal year.

Stock Redemptions and Repurchases

   Both Delaware and Kansas corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL and the KGCC, a corporation may purchase or redeem its own shares of capital stock except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

No Preemptive Rights

   No holder of Syntroleum-Delaware common stock or Syntroleum-Kansas common stock has a preemptive right to subscribe to any or all additional issues of the stock of Syntroleum-Delaware or Syntroleum-Kansas, respectively.

Stockholder Records

   Under both the DGCL and the KGCC, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

Rights and Options

   The DGCL and the KGCC do not require stockholder approval of rights or option plans, although various other applicable legal requirements, such as the rules of the NASDAQ stock market, may make stockholder approval of certain rights or option plans necessary or desirable.

                DESCRIPTION OF SYNTROLEUM-DELAWARE CAPITAL STOCK

   The total number of shares of all classes of stock that Syntroleum-Delaware will have authority to issue is 155,000,000, consisting of 150,000,000 shares of common stock and 5,000,000 shares of preferred stock. This authorized capital stock is the same as Syntroleum-Kansas' authorized capital stock. An aggregate of approximately 26,900,052 shares of Syntroleum-Delaware common stock are expected to be issued in the reincorporation merger. Syntroleum-Delaware has authorized and reserved for issuance 250,000 shares of junior participating preferred stock in connection with preferred stock purchase rights described below to be issued by Syntroleum-Delaware in connection with the reincorporation. The description set forth below, together with the discussion under "Comparative Rights of Stockholders," is intended to be a summary of the material terms of Syntroleum-Delaware's capital stock and is qualified in its entirety by reference to Syntroleum-Delaware's charter and bylaws and the Rights Agreement relating to the preferred stock purchase rights associated with the common stock.

Common Stock

   The holders of common stock are entitled to one vote per share on all matters voted on by the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by the board of directors with respect to any series of preferred stock, the holders of shares of common stock exclusively possess all voting power of Syntroleum-Delaware's stockholders. Subject to any preferential rights of any outstanding series of preferred stock, the holders of common stock are entitled to those dividends as may be declared from time to time by the board of directors from funds available for dividends and, upon liquidation, are entitled to receive pro rata all assets of Syntroleum-Delaware available for distribution to such holders.

Preferred Stock

   Syntroleum-Delaware's board of directors is authorized to establish one or more series of preferred stock and to determine, with respect to any series of preferred stock, the powers, designation, preferences and rights of each series and the qualifications, limitations or restrictions of each series, including
(1) the designation of the series, (2) the number of shares of the series, which number the board of directors may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares thereof then outstanding, (3) whether dividends, if any, will be cumulative or noncumulative and the dividend rate and the preferences, if any, of the series, (4) the dates at which dividends, if any, will be payable, (5) the redemption rights and price or prices, if any, for shares of the series,
(6) the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series, (7) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Syntroleum-Delaware, (8) whether the shares of the series will be convertible into or exchangeable for shares of any other class or series, or any other security, of Syntroleum-Delaware or any other corporation, and, if so, the specification of that class or series or that other security, the conversion or exchange price or prices or rate or rates, any adjustments to those prices or rates, the date or dates as of which such shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made, (9) restrictions on the issuance of shares of the same series, or of any other class or series, and
(10) the voting rights, if any, of the holders of the series.

   Syntroleum-Delaware believes that the ability of its board of directors to issue one or more series of preferred stock will provide Syntroleum-Delaware with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs that might arise. The authorized shares of preferred stock, as well as shares of common stock, will be available for issuance without further action by Syntroleum-Delaware's stockholders, unless stockholder action is required by the rules of any stock exchange or automated quotation system on which Syntroleum-Delaware's securities are listed or traded. If the approval of Syntroleum-Delaware's stockholders is not required for the issuance of shares of preferred stock or common stock, the board of directors may determine not to seek stockholder approval.

   Although Syntroleum-Delaware's board of directors has no intention at the present time of doing so, it could issue a series of preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The board of directors will make any determination to issue shares based on its judgment as to the best interests of Syntroleum-Delaware and its stockholders. The board of directors, in so acting, could issue preferred stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of Syntroleum-Delaware's board of directors, including a tender offer or other transaction that some, or a majority of, Syntroleum-Delaware's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of the stock.

Preferred Stock Purchase Rights

   Syntroleum-Kansas' board of directors declared a dividend of one preferred share purchase right to the holder of record of each share of Syntroleum-Kansas common stock as of the close of business on March 3, 1997. Each of these rights entitles the registered holder to purchase from Syntroleum-Kansas one six-hundredth of a share of Syntroleum-Kansas junior preferred stock at a purchase price of $125.00 per one one-hundredth of a share, subject to adjustment. In connection with the reincorporation, Syntroleum-Delaware will assume these rights and the related Rights Agreement dated January 31, 1997 between Syntroleum-Kansas and American Stock Transfer & Trust Company, as agent for holders of rights. Syntroleum-Delaware expects to amend and restate that Rights Agreement to reflect the assumption. After the reincorporation, the rights will entitle the registered holder to purchase from Syntroleum-Delaware the number of shares of junior participating preferred stock of Syntroleum-Delaware that is the same as the number of shares of junior participating preferred stock that holder was entitled to purchase from Syntroleum-Kansas before the reincorporation, and at the same price.

   The rights will have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire Syntroleum-Delaware and effect a change in the composition of its board of directors on terms not approved by the board of directors, including by means of a tender offer at a premium to the market price, other than an offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or business combination approved by the board of directors because the rights may be redeemed by Syntroleum-Delaware at the redemption price prior to the time that a person has become an acquiring person.

   The following summary of the material terms of the rights is qualified in its entirety by reference to the form of the Rights Agreement, a copy of which is an exhibit to Syntroleum-Kansas' Annual Report on Form 10-K.

   Evidence and Transferability of Rights. The rights will be evidenced by the certificates representing shares of common stock until the earlier to occur of:

  . 10 days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 25% or more of the then outstanding shares of common stock (that person or group is referred to as an "acquiring person"); or

  . 10 business days (or a later date established by the Syntroleum-Delaware board of directors before the time any person or group becomes an acquiring person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer that, if completed, would result in the beneficial ownership by a person or group of 25% or more of the outstanding shares of common stock.

The date that the rights are no longer evidenced by the certificates representing shares of Syntroleum-Kansas common stock is referred to as the "rights distribution date."

   Until the rights distribution date or the earlier redemption or expiration of the rights, (1) the rights will be transferred with and only with the shares of common stock, (2) certificates representing shares of common stock will contain a notation incorporating the terms of the rights by reference and (3) the surrender for transfer of any certificates representing shares of common stock will also constitute the transfer of the rights associated with the shares of common stock represented by that certificate. As soon as practicable following the rights distribution date, separate certificates evidencing the rights will be mailed to holders of record of the shares of common stock as of the close of business on the rights distribution date and those separate rights certificates alone will evidence the rights.

   Exercisability of Rights. The rights are not exercisable until the rights distribution date. The rights will expire on January 31, 2007, unless the expiration date is extended or unless the rights are earlier redeemed or exchanged by Syntroleum-Delaware, in each case, as described below.

   If any person becomes an acquiring person, each holder of a right, other than rights beneficially owned by the acquiring person, which will be void, will after the date that any person became an acquiring person have the right to receive upon exercise of those rights at the then current exercise price that number of shares of Syntroleum-Delaware common stock having a market value of two times the exercise price of the right. If, at any time on or after the date that any person has become an acquiring person, Syntroleum-Delaware is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, each holder of a right will after the date of that transaction have the right to receive, upon the exercise of those rights at the then current exercise price of the right, that number of shares of common stock of the acquiring company which at the time of that transaction will have a market value of two times the exercise price of the right.

   The purchase price payable, and the number of shares of junior preferred stock or other securities or property issuable upon exercise of the rights are subject to adjustment from time to time to prevent dilution (1) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the shares of junior preferred stock, (2) upon the grant to holders of the shares of junior preferred stock of specified rights or warrants to subscribe for or purchase shares of junior preferred stock at a price, or securities convertible into shares of junior preferred stock with a conversion price less than the then-current market price of the shares of junior preferred stock or (3) upon the distribution to holders of the shares of junior preferred stock of evidences of indebtedness or assets, excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in shares of junior preferred stock or of subscription rights or warrants other than those referred to above.

   The number of outstanding rights and the number of shares of junior preferred stock issuable upon exercise of each right are also subject to adjustment in the event of a stock split of the common stock or a stock dividend on the common stock payable in common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, prior to the rights distribution date.

   With specified exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price. No fractional shares of junior preferred stock will be issued, other than fractions which are integral multiples of one one-hundredth of a share of junior preferred stock, which may, at the election of Syntroleum-Delaware, be evidenced by depositary receipts. In lieu of those fractional shares, an adjustment in cash will be made based on the market price of the shares of junior preferred stock on the last trading day prior to the date of exercise.

   Until a right is exercised, the holder of a right will have no rights as a stockholder of Syntroleum-Delaware, including the right to vote or to receive dividends.

   Terms of Junior Preferred Stock. Shares of junior preferred stock purchasable upon exercise of the rights will not be redeemable. Each share of junior preferred stock will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend equal to 600 times the dividend declared per share of common stock. In the event of liquidation, the holders of the junior preferred stock will be entitled to a minimum preferential liquidation payment of $600 per share but will be entitled to an aggregate payment equal to 600 times the payment made per share of common stock. Each share of junior preferred stock will have 600 votes, together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which the common stock is exchanged, each share of junior preferred stock will be entitled to receive an amount equal to 600 times the amount received per share of common stock. These rights are protected by customary antidilution provisions.

   Because of the nature of the dividend, liquidation and voting rights of the junior preferred stock, the value of the one six-hundredth interest in a share of junior preferred stock purchasable upon exercise of each right should approximate the value of one share of common stock.

   Exchange or Redemption. At any time after any person becomes an acquiring person and before the acquisition by that person of 50% or more of the outstanding shares of common stock, the board of directors may exchange the rights, in whole or in part, at an exchange ratio of one share of common stock, or one six-hundredth of a share of junior preferred stock, per right, subject to adjustment. This exchange will not apply to rights owned by the acquiring person which will have become void.

   At any time before any person becomes an acquiring person, the board of directors may redeem the rights in whole, but not in part, at a price of $.01 per right.

   The redemption of the rights may be made effective at any time, on any basis and with any conditions as the board of directors in its sole discretion may establish. Immediately upon any redemption of the rights, the rights will terminate and holders of rights will only receive the redemption price.

   Amendment. The terms of the rights may be amended by the board of directors without the consent of the holders of the rights, including an amendment to lower (1) the threshold at which a person becomes an acquiring person and (2) the percentage of common stock proposed to be acquired in a tender or exchange offer that would cause the rights distribution date to occur, to not less than the greater of (A) the sum of .001% and the largest percentage of the outstanding common stock then known to Syntroleum-Delaware to be beneficially owned by any person or group of affiliated or associated persons and (B) 10%, except that, from and after the time that any person or group of affiliated or associated persons becomes an acquiring person, no amendment may adversely affect the interests of the holders of the rights.

                   PROPOSAL 3--RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

   The board of directors of Syntroleum has, upon recommendation of the audit committee, appointed Arthur Andersen LLP ("Arthur Andersen") as the independent public accountants for Syntroleum for the year ending December 31, 1999. At the time of the Merger, Syntroleum's independent public accountants were KPMG Peat Marwick LLP ("KPMG") and Old Syntroleum's independent public accountants were Arthur Andersen. On February 8, 1999, Syntroleum's audit committee recommended to the Syntroleum board of directors that Syntroleum engage Arthur Andersen as their independent public accountants and, on February 8, 1999, the Syntroleum board of directors approved the engagement of Arthur Andersen as Syntroleum's independent public accountants to replace KPMG.

   During the years ended December 31, 1997 and 1998 and the subsequent interim period preceding February 8, 1999, neither Syntroleum nor anyone on its behalf consulted Arthur Andersen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Syntroleum's financial statements. The reports of KPMG on Syntroleum's consolidated financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 1997 and 1998 and the subsequent interim period preceding February 8, 1999, there were no disagreements with KPMG. For the purpose of this proxy statement, the term "disagreements" means any disagreement between personnel of Syntroleum responsible for presentation of Syntroleum's financial statements and personnel of KPMG responsible for rendering KPMG's report on Syntroleum's financial statements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their opinion.

   Representatives of Arthur Andersen will be present at the meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any stockholders.

   The Board of Directors Urges the Stockholders to Vote for the Ratification of the Appointment of Arthur Andersen as Independent Public Accountants of Syntroleum for the Year Ending December 31, 1999.

                             STOCKHOLDER PROPOSALS

   Rule 14a-8 under the Securities and Exchange Act of 1934 addresses when a company must include a stockholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in Syntroleum's proxy statement for the 2000 annual meeting of stockholders should be received by Syntroleum's corporate secretary no later than January 13, 2000. However, if the date of the 2000 annual meeting of stockholders changes by more than 30 days from the anniversary date of the 1999 annual meeting, the deadline is a reasonable time before Syntroleum begins to print and mail its proxy materials. Stockholder proposals must also be otherwise eligible for inclusion.

   If a stockholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the stockholder must follow the procedures set forth in Syntroleum's bylaws. Syntroleum's bylaws provide generally that stockholder proposals for an annual meeting may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the proposal to the corporate Secretary of Syntroleum. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of Syntroleum not less than 70 days nor more than 90 days prior to the first annual anniversary of the prior year's annual meeting of stockholders. Under Syntroleum's bylaws, proposals that stockholders intend to have included in Syntroleum's proxy statement for the 2000 annual meeting of stockholders should be received by Syntroleum's corporate secretary no later than March 19, 2000 or earlier than April 8, 2000. However, in the event the date of the annual meeting of stockholders is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 70th day prior to such annual meeting of stockholders or the tenth day following the day on which public announcement of the date of such meeting is first made by Syntroleum.

                         TRANSACTION OF OTHER BUSINESS

   As of the date of this proxy statement, the board of directors is not aware of any matters other than those set forth herein that will come before the meeting. Should any other matter requiring the vote of stockholders arise at the meeting, it is intended that proxies will be voted in respect thereto in accordance with the judgment of the person or persons voting the proxies.

   Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

   SYNTROLEUM WILL PROVIDE WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY PERSON SOLICITED HEREBY A COPY OF SYNTROLEUM'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998. WRITTEN REQUESTS SHOULD BE MAILED TO ERIC GRIMSHAW, SECRETARY, SYNTROLEUM CORPORATION, 1350 SOUTH BOULDER, SUITE 1100, TULSA, OKLAHOMA 74119-3295.

                                          By Order of the Board of Directors,
                                          /s/ ERIC GRIMSHAW
                                          ERIC GRIMSHAW
                                          Vice President, General Counsel
                                          and Secretary

May 12, 1999

                                                                      APPENDIX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                    between

                            SYNTROLEUM CORPORATION,
                              a Kansas corporation

                                      and

                            SYNTROLEUM CORPORATION,
                             a Delaware corporation

                            Dated as of May 7, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                   ARTICLE I

                                   The Merger

 Section 1.1 The Merger...................................................  A-3
 Section 1.2 Filing Certificate of Merger; Effective Time.................  A-3

                                   ARTICLE II

              Certificate of Incorporation, Bylaws, Directors and
                     Officers of the Surviving Corporation

 Section 2.1 Certificate of Incorporation of the Surviving Corporation....  A-4
 Section 2.2 Bylaws of the Surviving Corporation..........................  A-4
 Section 2.3 Directors of the Surviving Corporation.......................  A-4
 Section 2.4 Officers of the Surviving Corporation........................  A-4

                                  ARTICLE III

                        Conversion and Exchange of Stock

 Section 3.1 Conversion...................................................  A-4
 Section 3.2 Certificates Representing Syntroleum-Kansas Shares...........  A-5

                                   ARTICLE IV

                   Assumption of Certain Plans and Agreements

 Section 4.1 Employee Benefit and Compensation Plans and Agreements.......  A-5
 Section 4.2 Rights Agreement.............................................  A-5

                                   ARTICLE V

                              Conditions Precedent

 Section 5.1 Conditions To Each Partys Obligation To Effect The Merger....  A-6

                                   ARTICLE VI

                       Termination, Amendment and Waiver

 Section 6.1 Termination..................................................  A-6
 Section 6.2 Effect of Termination........................................  A-6
 Section 6.3 Amendment....................................................  A-6
 Section 6.4 Waiver.......................................................  A-7
 Section 6.5 Procedure for Termination, Amendment, Extension or Waiver....  A-7

                                  ARTICLE VII

                               General Provisions

 Section 7.1 Notices......................................................  A-7
 Section 7.2 Assignment; Binding Effect; Benefit..........................  A-7
 Section 7.3 Entire Agreement.............................................  A-8
 Section 7.4 Governing Law................................................  A-8
 Section 7.5 Counterparts.................................................  A-8
 Section 7.6 Headings.....................................................  A-8
 Section 7.7 Severability.................................................  A-8

                          AGREEMENT AND PLAN OF MERGER

   AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of May 7, 1999 Corporation, a Kansas corporation ("Syntroleum-Kansas"), and Syntroleum Corporation, a Delaware corporation and a wholly owned subsidiary of Syntroleum-Kansas ("Syntroleum-Delaware").

                                    RECITALS

   WHEREAS, the Boards of Directors of each of Syntroleum-Kansas and Syntroleum-Delaware have determined that it is in the best interests of their respective stockholders that Syntroleum-Kansas merge with and into Syntroleum-Delaware (the "Merger"); and

   WHEREAS, the Boards of Directors of each of Syntroleum-Kansas and Syntroleum-Delaware have approved the Merger, upon the terms and subject to the conditions set forth in this Agreement, whereby each outstanding share of common stock, par value $0.01 per share (a "Syntroleum-Kansas Share"), of Syntroleum-Kansas (other than those shares directly owned by Syntroleum-Kansas in its treasury), will be automatically converted into one share of common stock, par value $.01 per share, of Syntroleum-Delaware (a "Syntroleum-Delaware Share"); and

   WHEREAS, the Merger requires the affirmative vote of the holders of a majority of the issued and outstanding Syntroleum-Kansas Shares and a majority of the issued and outstanding Syntroleum-Delaware Shares;

   NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, the parties hereto hereby agree as follows.

                                   ARTICLE I

                                   The Merger

   SECTION 1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2), Syntroleum-Kansas shall be merged with and into Syntroleum-Delaware in accordance with this Agreement, and the separate corporate existence of Syntroleum-Kansas shall thereupon cease. Syntroleum-Delaware shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"). The Merger shall have the effects specified in the Kansas General Corporation Code (the "KGCC") and the Delaware General Corporation Law (the "DGCL").

   SECTION 1.2 Filing Certificate of Merger; Effective Time. As soon as practicable following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions to the Merger set forth in Section 5.1, if this Agreement shall not have been terminated prior thereto as provided in Section 6.1, Syntroleum-Kansas and Syntroleum-Delaware shall cause (a) a certificate of merger (the "Kansas Certificate of Merger") meeting the requirements of Section 17-6702 of the KGCC to be properly executed and filed in accordance with such section and (b) a certificate of merger (the "Delaware Certificate of Merger") meeting the requirements of Section 252 of the DGCL to be properly executed and filed in accordance with such section. The Merger shall become effective at either (1) the later of (A) the time of filing of the Kansas Certificate of Merger with the Secretary of State of the State of Kansas in accordance with the KGCC and (B) the time of filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL or (2) at such later time that the parties hereto shall have agreed upon and designated in the Kansas Certificate of Merger and the Delaware Certificate of Merger as the effective time of the Merger (the "Effective Time").

                                   ARTICLE II

              Certificate of Incorporation, Bylaws, Directors and
                     Officers of the Surviving Corporation

   SECTION 2.1 Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of Syntroleum-Delaware in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with applicable law.

   SECTION 2.2 Bylaws of the Surviving Corporation. The bylaws of Syntroleum-Delaware in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, until duly amended in accordance with applicable law.

   SECTION 2.3 Directors of the Surviving Corporation. The directors of Syntroleum-Delaware immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

   SECTION 2.4 Officers of the Surviving Corporation. The officers of Syntroleum-Delaware immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                  ARTICLE III

                        Conversion and Exchange of Stock

   SECTION 3.1 Conversion. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares:

     (a) Cancellation of Syntroleum-Kansas-Owned Stock. Each issued and outstanding Syntroleum-Kansas Share (and associated right, as described in Section 4.2) that is owned directly by Syntroleum-Kansas immediately prior to the Effective Time (including, without limitation, Syntroleum-Kansas Shares held by Syntroleum-Kansas in its treasury and excluding, without limitation, Syntroleum-Kansas Shares held by any wholly owned subsidiary of Syntroleum-Kansas) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

     (b) Conversion of Syntroleum-Kansas Shares. Each issued and outstanding Syntroleum-Kansas Share (and associated right, as described in Section 4.2) (including, without limitation, Syntroleum-Kansas Shares held by any wholly owned subsidiary of Syntroleum-Kansas and excluding, without limitation, Syntroleum-Kansas Shares held by Syntroleum-Kansas in its treasury to be canceled in accordance with Section 3.1(a)) shall be automatically converted into one validly issued, fully paid and non-assessable Syntroleum-Delaware Share (and associated right, as described in Section 4.2), to be delivered by Syntroleum-Delaware in accordance with Section 3.2.

     (c) Cancellation of Syntroleum-Delaware Shares Owned by Syntroleum-Kansas. Each issued and outstanding Syntroleum-Delaware Share (and associated right, as described in Section 4.2) that is owned directly by Syntroleum-Kansas immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

     (d) Stock Option Plans. All options (individually, an "Option" and collectively, the "Options") then outstanding under the Syntroleum-Kansas 1993 Stock Option and Incentive Plan, the Syntroleum-Kansas Stock Option Plan for Outside Directors and the Syntroleum-Kansas 1997 Stock Incentive Plan (collectively, the "Stock Option Plans") shall remain outstanding and shall be assumed by Syntroleum-Delaware in such manner that Syntroleum-Delaware (i) is a corporation "assuming a stock option in a transaction to which section 424(a) applied" within the meaning of section 424 of the Internal Revenue

  Code of 1986, as amended (the "Code"), or (ii) to the extent that section 424 of the Code does not apply to any Option, would be a corporation "assuming a stock option in a transaction to which section 424(a) applied" within the meaning of section 424 of the Code if section 424 of the Code was applicable to such Option. Each Option assumed by Syntroleum-Delaware shall be exercisable upon the same terms and conditions as under the applicable Stock Option Plan and the applicable option agreement issued thereunder, except that upon the exercise of such Options, Syntroleum-Delaware Shares shall be issuable in lieu of Syntroleum-Kansas Shares. The number of Syntroleum-Delaware Shares issuable upon the exercise of an Option immediately after the Effective Time and the option price of each such Option shall be the same number of shares and price as in effect immediately prior to the Effective Time. All Options issued pursuant to the Stock Option Plans after the Effective Time shall entitle the holder thereof to purchase Syntroleum-Delaware Shares in accordance with the terms of the Stock Option Plans.

   SECTION 3.2 Certificates Representing Syntroleum-Kansas Shares.

     (a) From and after the Effective Time, all of the outstanding certificates which prior to that time represented Syntroleum-Kansas Shares ("Certificates") shall be deemed for all purposes to evidence ownership of, and to represent, the Syntroleum-Delaware Shares into which the Syntroleum-Kansas Shares represented by such Certificates have been converted as herein provided. The registered owner on the books and records of Syntroleum-Delaware or its transfer agent of any such Certificate shall, until such Certificate shall have been surrendered for transfer or otherwise accounted for to Syntroleum-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the Syntroleum-Delaware Shares evidenced by such Certificate as above provided.

     (b) Following the Effective Time, each holder of record of one or more Certificates (other than Certificates representing Syntroleum-Kansas Shares that, pursuant to Section 3.1(a), are canceled without payment of any consideration therefor) may, but shall not be required to, surrender any Certificate for cancellation to Syntroleum-Delaware or its transfer agent, and the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of Syntroleum-Delaware Shares which such holder has the right to receive pursuant to the provisions of this Article 3 and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Syntroleum-Kansas Shares which is not registered in the transfer records of Syntroleum-Kansas, a certificate representing the proper number of Syntroleum-Delaware Shares may be issued to such a transferee if the Certificate representing such Syntroleum-Kansas Shares is presented to Syntroleum-Delaware or its transfer agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

     (c) At or after the Effective Time, there shall be no transfers on the stock transfer books of Syntroleum-Kansas of the Syntroleum-Kansas Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Syntroleum-Delaware or its transfer agent, the presented Certificates shall be canceled and exchanged for certificates for Syntroleum-Delaware Shares deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article 3.

                                   ARTICLE IV

                   Assumption of Certain Plans and Agreements

   SECTION 4.1 Employee Benefit and Compensation Plans and Agreements. At the Effective Time, the Stock Option Plans and other employee benefit and compensation plans and agreements of Syntroleum-Kansas shall be assumed by and become plans and agreements of Syntroleum-Delaware.

   SECTION 4.2 Rights Agreement. At the Effective Time, the Rights Agreement, as amended, dated January 31, 1997 between Syntroleum-Kansas and American Stock Transfer & Trust Company shall be assumed by and become an agreement of Syntroleum-Delaware, and Syntroleum-Delaware shall amend and restate such Rights Agreement to effect such assumption and, by virtue of the Merger and without any action on the part of the holder thereof, each right to purchase one-sixth of one-hundredth of a share of junior participating preferred stock, par value $0.01 per share, of Syntroleum-Kansas associated with the Syntroleum-Kansas Shares issued pursuant to the Rights Agreement shall be converted into and become a right to purchase an equivalent number of shares of junior participating preferred stock, par value $0.01 per share, of Syntroleum-Delaware, at the same exercise price, and upon the same terms and subject to the same conditions, as applicable immediately prior to the Effective Time and to otherwise exercise rights and other privileges pursuant to the Rights Agreement, as so amended and restated.

                                   ARTICLE V

                              Conditions Precedent

   SECTION 5.1 Conditions To Each Partys Obligation To Effect The Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

     (a) This Agreement, the Merger and the other transactions contemplated hereby shall have been adopted and approved by the affirmative vote of holders of a majority of the issued and outstanding Syntroleum-Kansas Shares entitled to vote thereon at the record date for such actions as set by the Board of Directors of Syntroleum-Kansas.

     (b) This Agreement, the Merger and the other transactions contemplated hereby shall have been adopted and approved by the affirmative vote of holders of a majority of the issued and outstanding Syntroleum-Delaware Shares entitled to vote thereon at the record date for such actions as set by the Board of Directors of Syntroleum-Delaware.

     (c) Neither of the parties hereto shall be subject to any decree, order or injunction of a court of competent jurisdiction, U.S. or foreign, which prohibits the consummation of the Merger.

     (d) The Syntroleum-Delaware Shares to be issued pursuant to the Merger shall have been authorized for trading on the National Market System of the NASDAQ Stock Market, subject to official notice of issuance.

     (e) Other than the filing of the Kansas Certificate of Merger and Delaware Certificate of Merger provided for under Article I, all consents, appeals, authorizations of, or filings or registrations with and notices to any governmental or regulatory authority required of Syntroleum-Kansas, Syntroleum-Delaware or any of their subsidiaries to consummate the Merger and the other transactions contemplated hereby, and any consents required under any agreements, shall have been made or obtained.

                                   ARTICLE VI

                       Termination, Amendment and Waiver

   SECTION 6.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of Syntroleum-Kansas or the sole stockholder of Syntroleum-Delaware of matters presented in connection with this Agreement, by action of the Board of Directors of Syntroleum-Kansas.

   SECTION 6.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Syntroleum-Kansas or Syntroleum-Delaware, other than the provisions of this
Section 6.2 and Article VII.

   SECTION 6.3 Amendment. This Agreement may be amended by the parties hereto at any time before or after any required approval of matters presented in connection with this Agreement by the stockholders of

Syntroleum-Kansas or the sole stockholder of Syntroleum-Delaware; provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such stockholders or sole stockholder without the further approval of such stockholders or sole stockholder. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

   SECTION 6.4 Waiver. At any time prior to the Effective Time, the parties may waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party of this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

   SECTION 6.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 6.1, an amendment of this Agreement pursuant to Section 6.3 or a waiver pursuant to Section 6.4 shall, in order to be effective, require in the case of Syntroleum-Kansas or Syntroleum-Delaware, action by its Board of Directors or the duly authorized designee of its Board of Directors.

                                  ARTICLE VII

                               General Provisions

   SECTION 7.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission or by courier service (with confirmation of receipt or proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

      (a) if to Syntroleum-Kansas,

          Syntroleum Corporation
          Syntroleum Plaza
          1350 South Boulder
          Suite 1100
          Tulsa, Oklahoma 74119-3295
          Attention: Eric Grimshaw
          Facsimile Number: (918) 592-7979

      (b) if to Syntroleum-Delaware,

          Syntroleum Corporation
          Syntroleum Plaza
          1350 South Boulder
          Suite 1100
          Tulsa, Oklahoma 74119-3295
          Attention: Eric Grimshaw
          Facsimile Number: (918) 592-7979

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered or three business days after so mailed.

   SECTION 7.2 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Article III (the "Third Party Provisions"), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third Party Provisions may be enforced by the beneficiaries thereof.

   SECTION 7.3 Entire Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

   SECTION 7.4 Governing Law. Except to the extent that the laws of the State of Kansas are mandatorily applicable to the Merger or the internal affairs of any of the parties, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

   SECTION 7.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

   SECTION 7.6 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

   SECTION 7.7 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broadly as is enforceable.

   IN WITNESS WHEREOF, Syntroleum-Kansas and Syntroleum-Delaware have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          SYNTROLEUM CORPORATION,
                                          a Kansas corporation

                                          By: /s/ Kenneth L. Agee
                                             __________________________________
                                             Kenneth L. Agee
                                             Chief Executive Officer
                                             and Chairman of the Board

                                          SYNTROLEUM CORPORATION,
                                          a Delaware corporation

                                          By: /s/ Mark A. Agee
                                             __________________________________
                                             Mark A. Agee
                                             President and Chief Operating
                                              Officer

                                                                     APPENDIX B

                         CERTIFICATE OF INCORPORATION

                                      of

                            SYNTROLEUM CORPORATION

                                   ARTICLE I

                                     Name

   The name of the corporation is Syntroleum Corporation (hereinafter referred to as the "Corporation").

                                  ARTICLE II

                          Registered Office and Agent

   The address of the registered office of the Corporation in the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of Newcastle 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

                                    Purpose

   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV

                                 Capital Stock

   The total number of shares of capital stock that the Corporation shall have authority to issue is One Hundred Fifty-Five Million (155,000,000), consisting of Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share (hereinafter referred to as "Preferred Stock"), and One Hundred Fifty Million (150,000,000) shares of Common Stock, par value $0.01 per share (hereinafter referred to as "Common Stock").

   The Preferred Stock may be issued from time to time in one or more series as may be fixed and determined by the Board of Directors. The relative rights and preferences of the Preferred Stock of each series shall be such as shall be stated in any resolution or resolutions adopted by the Board of Directors setting forth the designation of the series and fixing and determining the relative rights and preferences thereof, any such resolution or resolutions being herein called a "Preferred Stock Designation." The Board of Directors is hereby authorized to fix and determine the powers, designations, preferences and relative, participating, optional or other rights as between series and as between the Preferred Stock or any series thereof and the Common Stock, and the qualifications, limitations or restrictions thereof, if any, all as shall be stated in a Preferred Stock Designation. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

     (1) The designation of the series, which may be by distinguishing number, letter or title.

     (2) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

     (3) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

     (4) Dates at which dividends, if any, shall be payable.

     (5) The redemption rights and price or prices, if any, for shares of the series.

     (6) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

     (7) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

     (8) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

     (9) Restrictions on the issuance of shares of the same series or of any other class or series.

     (10) The voting rights, if any, of the holders of shares of the series.

   The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

   The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

   No stockholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have a preemptive or preferential right to acquire or subscribe for any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for in a Preferred Stock Designation with respect to a series of Preferred Stock. Furthermore, Common Stock is not convertible, redeemable or assessable, or entitled to the benefits of any sinking fund.

   Cumulative voting of shares of any class or series of capital stock having voting rights is prohibited unless specifically provided for in a Preferred Stock Designation with respect to a series of Preferred Stock.

                                   ARTICLE V

                               Board of Directors

   In furtherance of, and not in limitation of, the powers conferred by law, the Board of Directors is expressly authorized and empowered:

     (1) to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that the Bylaws adopted by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto, provided further that, in the case of amendments by stockholders, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required in order for the stockholders to alter, amend or repeal any provision of the Bylaws or to adopt any additional Bylaw; and

      (2) from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined or as expressly provided in this Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.

   The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to approval by the Board of Directors, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with paragraph
(1) of this Article V. For the purposes of this Certificate of Incorporation, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

                                   ARTICLE VI

                           Initial Board of Directors

   The names of the persons who are to serve as the initial directors of the Corporation and the Class in which they are to serve from the filing of this Certificate of Incorporation until the expiration of their terms of office as provided under Article VII or until their successors are elected and qualify are:

     Initial Class A Director:Mark A. Agee
                         Frank M. Bumstead
                         Robert Rosene, Jr.
     Initial Class B Director:Kenneth L. Agee
                         P. Anthony Jacobs
                         James R. Seward
     Initial Class C Directors:Alvin R. Albe, Jr.
                         J. Edward Sheridan

   The mailing address of each of the initial directors is: Syntroleum Corporation, 1350 South Boulder, Suite 1100, Tulsa, Oklahoma 74119.

                                  ARTICLE VII

                Number, Election and Classification of Directors

   Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

   Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

   The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation, shall be divided into three classes, as nearly equal in number as possible, consisting of Class A, Class B and Class
C. The initial Class A directors shall hold office for a term expiring at the annual meeting of stockholders to be held in 2000, the initial Class B directors shall hold office for a term expiring at the annual meeting of stockholders to be held in 2001, and the initial Class C directors shall hold office for a term expiring at the annual meeting of stockholders to be held in 1999. Members of each class shall hold office until their successors are elected and qualified. At each annual meeting of the stockholders of the Corporation commencing with the 1999 annual meeting, (1) directors elected to succeed those directors whose terms then expire shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (2) only if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

   Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Certificate of Incorporation to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

   Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect additional directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.

   Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to approval by the Board of Directors, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VII.

                                  ARTICLE VIII

                             Business Combinations

   (1) Vote Required for Certain Business Combinations.

   (a) Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section 2 of this Article VIII:

     (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined), or (b) any other corporation, limited liability company, limited partnership or other entity (whether or not itself is an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

     (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, including all Affiliates of the Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $10,000,000 or more; or

     (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder, including all Affiliates of the Interested Stockholder, in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $10,000,000 or more; or

     (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliates of any Interested Stockholder; or

     (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not an Interested Stockholder is a party thereto) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which are directly or indirectly owned by any Interested Stockholder or one or more Affiliates of the Interested Stockholder;

shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock, voting together as a single class, including the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock not owned directly or indirectly by any Interested Stockholder or any Affiliate of any Interested Stockholder, unless the requirement of such vote is not permitted under Delaware law. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be permitted, by law or in any agreement with any national securities exchange or otherwise.

   (b) Definition of "Business Combination." The term "Business Combination" as used in this Article VIII shall mean any transaction described in any one or more of clauses (i) through (v) of paragraph (a) of this Section (1).

   (2) When Higher Vote is Not Required. The provisions of Section (1) of this
Article VIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this Certificate of Incorporation, if the conditions specified in either of the following paragraphs (a) or (b) are met:

   (a) Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined).

   (b) Price and Procedure Requirements. All of the following conditions shall have been met:

     (i) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by holders of Common Stock in such Business Combination, shall be at least equal to the highest of the following:

       (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of such Business Combination (the "Announcement Date"), or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;

       (B) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; and

       (C) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to paragraph
    (b)(i)(B) above, multiplied by the ratio of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to the Announcement Date to (2) the Fair Market Value per share of Common

    Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of Common Stock.

     (ii) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class, other than Common Stock or Excluded Preferred Stock, of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (b)(ii) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

       (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (1) within the two-year period immediately prior to the Announcement Date, or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;

       (B) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

       (C) the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

       (D) (if applicable) the price per share equal to the Fair Market Value per share of such class of Voting Stock determined pursuant to paragraph (b)(ii)(C) above, multiplied by the ratio of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date to (2) the Fair Market Value per share of such class of Voting Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of such class of Voting Stock.

     (iii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock and other than Excluded Preferred Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

     (iv) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (A) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock, except as approved by a majority of the Continuing Directors; (B) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (C) there shall have been an increase in the annual rate of dividends as necessary fully to reflect any recapitalization (including any reverse stock split), reorganization or any similar reorganization which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (D) such Interested Stockholder shall not have become the Beneficial Owner of any additional Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

     (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

     (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

   (3) Certain Definitions. For purposes of this Article VIII:

      (a) "Person" shall mean any individual, firm, corporation or other entity.

      (b) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary) who or which:

       (i) itself, or along with its Affiliates, is the Beneficial Owner, directly or indirectly, of more than 10% of the then outstanding Voting Stock; or

       (ii) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was itself, or along with its Affiliates, the Beneficial Owner, directly or indirectly, of 10% or more of the then outstanding Voting Stock; or

       (iii) is an assignee of or has otherwise succeeded to any Voting Stock which was at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

      (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on December 31, 1998. In addition, a Person shall be the "Beneficial Owner" of any Voting Stock which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, provided that, in the case of rights issued pursuant to the Amended and Restated Rights Agreement to be entered into between the Corporation and American Stock Transfer & Trust Company, as rights agent, or any successor rights agreement, once such rights are exercisable, a holder thereof shall not be deemed to be a "Beneficial Owner" for purposes of this provision of the shares of Voting Stock issuable pursuant to such rights unless and until such holder, on or after the date that such rights become exercisable, acquires any additional such rights or shares of Voting Stock, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner).

      (d) For the purpose of determining whether a Person is an Interested Stockholder pursuant to paragraph (b) of this Section (3), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph (c) of this Section (3) but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

      (e) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on December 31, 1998.

      (f) "Subsidiary" shall mean any corporation of which a majority of any share of equity security is owned, directly or indirectly, by the Corporation, provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (b) of this Section (3), the term "Subsidiary" shall mean only a corporation of which a majority of each share of equity security is owned, directly or indirectly, by the Corporation.

      (g) "Continuing Director" shall mean (i) any initial director of the Corporation named in Article VI who is unaffiliated with the Interested Stockholder, (ii) any other member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and (iii) any director who is thereafter chosen to fill any vacancy on the Board or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.

     (h) "Fair Market Value" shall mean (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. National Market System, or, if such stock is not quoted thereon, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use in its stead, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section (4) of this Article VIII; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in accordance with Section (4) of this Article VIII.

     (i) In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in paragraphs (b)(i) and (ii) of Section (2) of this Article VIII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     (j) "Excluded Preferred Stock" means any series of Preferred Stock with respect to which a majority of the Continuing Directors have approved a Preferred Stock Designation creating such series that expressly provides that the provisions of this Article VIII shall not apply.

    (4) Certain Powers of the Board. The Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this
Article VIII, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VIII, including, without limitation (a) whether a Person is an Interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another, (d) whether the applicable conditions set forth in paragraph (b) of Section (2) of this Article VIII have been met with respect to any Business Combination, (e) the Fair Market Value of stock or other property, in accordance with paragraph
(h) of Section (3) of this Article VIII, and (f) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $10,000,000 or more.

    (5) No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article VIII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

    (6) Amendment, Repeal, etc. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be permitted by law, this Certificate of Incorporation or the Bylaws of the Corporation), but in addition to any affirmative vote of the holders of any particular class of the Voting Stock required by law or this Certificate of Incorporation and in addition to approval by the Board of Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding Voting Stock voting together as a single class, including the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock not owned directly or indirectly by any Interested Stockholder or any Affiliate of any Interested Stockholder, shall be required to amend or repeal, or adopt any provisions inconsistent with, this
Article VIII of this Certificate of Incorporation.

                                   ARTICLE IX

                   Indemnification of Directors and Officers

   Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the Bylaws of the Corporation, to the fullest extent permitted from time to time by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by this Certificate of Incorporation or otherwise by the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article IX. Any amendment or repeal of this Article IX shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE X

                      Limitation on Liability of Directors

   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under the provisions of Section 174 of the General Corporation Law of the State of Delaware, or (4) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by such law, as so amended. Any amendment or repeal of this Article X shall not adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE XI

                                   Amendment

   Except as may be expressly provided in this Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that any amendment or repeal of Article IX or Article X of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal, and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

                                  ARTICLE XII

                          Meetings by Written Consent

   From and after the first date on which there is more than one stockholder of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                                  ARTICLE XIII

                           Compromise or Arrangement

   Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                  ARTICLE XIV

                                  Incorporator

   The name and mailing address of the incorporator is: Eric Grimshaw, c/o Syntroleum Corporation, 1350 South Boulder, Suite 1100, Tulsa, Oklahoma 74119.

   The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation with the office of the Secretary of State of the State of Delaware.

   The undersigned incorporator hereby acknowledges that the foregoing is his act and deed, and that the facts herein stated are true, and accordingly has executed this certificate this 21st day of April, 1999.

                                          /s/ Eric Grimshaw
                                          _____________________________________
                                          Eric Grimshaw
                                          Incorporator

                                                                      APPENDIX C

                                     BYLAWS

                                       of

                             SYNTROLEUM CORPORATION

              Incorporated under the Laws of the State of Delaware

                                   ARTICLE I

                              Offices And Records

   SECTION 1.1. Principal Office. The principal office of the Corporation shall be in such place as the Board of Directors from time to times designates. Until the Board of Directors otherwise designates, the principal office of the Corporation shall be at Syntroleum Plaza, 1350 South Boulder, Suite 1100, Tulsa, Oklahoma 74119-3295.

   SECTION 1.2. Other Offices. The Corporation may have such other offices, either within or without the State of Oklahoma, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

   SECTION 1.3. Books and Records. The books and records of the Corporation may be kept at the Corporation's headquarters in Tulsa, Oklahoma or at such other locations outside the State of Oklahoma as may from time to time be designated by the Board of Directors.

                                   ARTICLE II

                                  Stockholders

   SECTION 2.1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such place and/or time as may be fixed by resolution of the Board of Directors.

   SECTION 2.2. Special Meeting. Subject to the rights of the holders of any series of preferred stock, par value $0.01 per share, of the Corporation (the "Preferred Stock") or any other series or class of stock as set forth in the Certificate of Incorporation, special meetings of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors specified in the resolution pursuant to Section 3.2 which the Corporation would have if there were no vacancies (the "Whole Board").

   SECTION 2.3. Place of Meeting. The Board of Directors may designate the place of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation.

   SECTION 2.4. Notice of Meeting. Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Corporation not less than ten days nor more than sixty days before the date of the meeting, either personally, or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present in accordance with Section 6.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

   SECTION 2.5. Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

   SECTION 2.6. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by his duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Corporation or his representative at or before the time of the meeting.

   SECTION 2.7. Notice of Stockholder Business and Nominations.

    (A) Annual Meetings of Stockholders.

     (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 2.4 of these Bylaws, (b) by or at the direction of the Chairman or the Board of Directors or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this paragraph (A) of this Bylaw and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

     (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that with respect to the annual meeting to be held in 2000, the anniversary date shall be deemed to be June 17, 2000; and provided, further, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described in this Section 2.7(A). Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

     (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

     (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate such number of persons for election to such position(s) as are specified in the Corporation's Notice of Meeting, if the stockholder's notice as required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

      (C) General.

      (1) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

     (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     (3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

   SECTION 2.8. Voting. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by written ballot, and, except as otherwise set forth in the Certificate of Incorporation with respect to the right of the holders of any series of Preferred Stock or any other series or class of stock to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

   SECTION 2.9. Inspectors of Elections; Opening and Closing the Polls.

   (A) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law.

   (B) The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                  ARTICLE III

                              Board of Directors

   SECTION 3.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

   SECTION 3.2. Number, Tenure and Qualifications. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation, to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board, but shall consist of not more than eleven nor less than three directors. The directors, other than those who may be elected by the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, consisting of Class A, Class B and Class C. The term of office of Class A shall expire at the 2000 annual meeting of stockholders, the term of office Class B shall expire at the 2001 annual meeting of stockholders and the term of office of Class C shall expire at the 1999 annual meeting of stockholders. Each director shall hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the 1999 annual meeting, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) only if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

   SECTION 3.3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

   SECTION 3.4. Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

   SECTION 3.5. Notice. Notice of any special meeting shall be given to each director at his business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least twenty-four hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before such meeting. If by telephone, the notice shall be given at least twelve hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Section 8.1 of Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in accordance with Section 6.4 hereof, either before or after such meeting.

   SECTION 3.6. Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

   SECTION 3.7. Quorum. A whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If permitted by applicable law, the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

   SECTION 3.8. Vacancies. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation, to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors and not by stockholders. Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.

   SECTION 3.9. Executive and Other Committees. The Board of Directors may designate one or more committees to exercise, subject to applicable provisions of law, all the powers of the Board in the management of the business and affairs of the Corporation when the Board is not in session, provided that no committee shall have any power or authority in reference to matters expressly so provided in Section 141 of the Delaware General Corporation Law. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep written minutes of its proceedings and shall report such proceedings to the Board when required.

   A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.5 of these Bylaws. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

   SECTION 3.10. Removal. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation, to elect additional directors under specified circumstances, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.

   SECTION 3.11 Action by Consent. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or the committee consent to such action in writing and the writing or writings are filed with the minutes of proceedings of the Board or the committee.

                                   ARTICLE IV

                                    Officers

   SECTION 4.1. Elected Officers. The elected officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, and such other officers (including, without limitation, a Chief Executive Officer, a Chief Accounting Officer and a Chief Financial Officer) as the Board of Directors from time to time may deem proper. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

   SECTION 4.2. Election and Term of Office. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to
Section 4.7 of these Bylaws, each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign.

   SECTION 4.3. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. He shall make reports to the Board of Directors and the stockholders, and shall perform all such other duties as are properly required of him by the Board of Directors. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

   SECTION 4.4. President. The President shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Corporation authorized by the Board of Directors, certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors.

   SECTION 4.5. Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and Directors and all other notices required by law or by these Bylaws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. He shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the President. He shall have the custody of the seal of the Corporation and may affix the same to all instruments requiring it and attest to the same.

   SECTION 4.6. Removal. Any officer elected by the Board of Directors may be removed by a majority of the members of the Whole Board whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

   SECTION 4.7. Vacancies. A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

                                   ARTICLE V

                        Stock Certificates and Transfers

   SECTION 5.1. Stock Certificates and Transfers.

     (A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe, provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or Vice-Chairman of the Board of Directors, or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     (B) The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     (C) The shares of the stock of the Corporation represented by certificates shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to the Delaware General Corporation Law or, unless otherwise provided by the Delaware General Corporation Law, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   SECTION 5.2. Lost, Stolen or Destroyed Certificates. No certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer may in its or his discretion require.

                                   ARTICLE VI

                            Miscellaneous Provisions

   SECTION 6.1. Fiscal Year. The fiscal year of the Corporation shall consist of the year ending on each December 31st.

   SECTION 6.2. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

   SECTION 6.3. Seal. The corporate seal shall be in circular form and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal--Delaware 1999."

   SECTION 6.4. Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or any meeting of the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting.

   SECTION 6.5. Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

   SECTION 6.6. Resignations. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

   SECTION 6.7. Indemnification and Insurance.

   (A) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (C) of this Bylaw, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Bylaw shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Bylaw or otherwise.

   (B) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (B), a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (ii) if there are no Disinterested Directors or, if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iii) if the Disinterested Directors so direct, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a "Change of Control," in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination. For purposes of this Section 6.7, a "Change of Control" will be deemed to have occurred if (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, provided that, this provision shall not apply to the direct, indirect or beneficial ownership of securities of the Corporation by Kenneth L. Agee, Mark A. Agee, their descendants or their spouses, or (ii) at any time there shall cease to be a majority of the Board of Directors comprised of individuals who on the date these bylaws are adopted by the Board of Directors constitute the Board of Directors and any new director(s) whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date these bylaws were adopted by the Board of Directors or whose election or nomination for election was previously so approved.

   (C) If a claim under paragraph (A) of this Bylaw is not paid in full by the Corporation within 30 days after a written claim pursuant to paragraph (B) of this Bylaw has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including without limitation, the Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including, without limitation, the Disinterested Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

   (D) If a determination shall have been made pursuant to paragraph (B) of this Bylaw that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (C) of this Bylaw.

   (E) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (C) of this Bylaw that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

   (F) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Bylaw shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

   (G) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in paragraph (H) of this Bylaw, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

   (H) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, to the fullest extent of the provisions of this Bylaw with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

   (I) If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

   (J) For purposes of this Bylaw:

     (1) "Disinterested Director" means a director of the Corporation who is not and was not a party to the proceeding or matter in respect of which indemnification is sought by the claimant.

     (2) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Bylaw.

   (K) Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

                                  ARTICLE VII

                            Contracts, Proxies, Etc.

   SECTION 7.1. Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

   SECTION 7.2. Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

   SECTION 7.3. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived by all stockholders entitled to vote at the meeting, either in writing or by attendance at the meeting, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, except that the Board of Directors may fix a new record date for the adjourned meeting.

   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by this act, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this state, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                                  ARTICLE VIII

                                   Amendments

   SECTION 8.1. Amendments. These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given no less than twenty- four hours prior to the meeting; provided, however, that, in the case of amendments by stockholders, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the stock required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required in order for the stockholders to alter, amend or repeal any provision of these Bylaws or to adopt any additional Bylaws.

                                  CERTIFICATE

   I, the undersigned, hereby certify that I am the Secretary of Syntroleum Corporation, and the keeper of its corporate records; that the foregoing Bylaws were duly adopted by said corporation's Board of Directors as and for the Bylaws of said corporation, effective as of the day of May 7, 1999; that the foregoing constitute the Bylaws of said corporation; and that such Bylaws are now in full force and effect.

Dated: May 7, 1999

                                          /s/ Eric Grimshaw
                                          _____________________________________
                                          Eric Grimshaw
                                          Secretary

                            SYNTROLEUM CORPORATION

          This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Kenneth L. Agee, Mark A. Agee and Eric Grimshaw, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of Syntroleum Corporation (the "Company") to be held at the International Center at International Plaza, 1350 South Boulder, Tulsa, Oklahoma 74119 on Thursday, June 17, 1999 at 10:00 a.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed on the reverse hereof by the undersigned. If no direction is made, shares will be voted for proposals 2 and 3 and for the election of directors named in the Proxy.

                          STOCKHOLDER NAME & ADDRESS

                           DO NOT PRINT IN THIS AREA



                                                                 Date:    , 1999
------------------------------   ------------------------------       ----
Signature (title, if any)        Signature, if held jointly

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

                           (CONTINUED ON OTHER SIDE)

The Board of Directors recommends that you vote "for" each of the proposals listed below and for the nominees. Each of the proposals listed below are being proposed by the Company.


PROPOSAL
--------

1.   Election of Directors.
     Nominees: Alvin R. Albe, Jr. and J. Edward Sheridan

     For  //            Withheld  //

     FOR, except vote withheld from the following nominee:

     -------------------------------------------------------------.

2.   Approval of reincorporation as a
     Delaware corporation                         FOR //  AGAINST //  ABSTAIN //

3.   Ratification of Appointment of
     Accountants                                  FOR //  AGAINST //  ABSTAIN //

4.   IN THEIR DISCRETION, THE PROXIES ARE
     AUTHORIZED TO VOTE UPON SUCH OTHER
     MATTERS AS MAY PROPERLY COME BEFORE
     THE MEETING.